UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

NANO NUCLEAR ENERGY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Nano Nuclear Energy Inc.

10 Times Square, 30th Floor,

New York, New York 10018

February 28, 2025

Dear Fellow Stockholders:

You are cordially invited to attend Nano Nuclear Energy Inc.’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 23, 2025 at 10:00 a.m. Eastern Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and vote during the Annual Meeting by registering for the Annual Meeting at https://meeting.vstocktransfer.com/NANOAPR25. The virtual meeting format allows attendance from any location in the world.

We will furnish proxy materials to our stockholders via the internet in order to expedite stockholders’ receipt of proxy materials while lowering the cost of delivery. Accordingly, we are sending to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the attached proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2024, via the internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain the proxy materials in printed form. We are pleased to utilize the virtual stockholder meeting technology and notice and access of proxy materials to provide ready access and cost savings for our stockholders and the company.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting. Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are in the accompanying proxy statement you received for the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on April 22, 2025. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

On behalf of our Board of Directors and management, it is my pleasure to express our appreciation for your continued support of Nano Nuclear Energy Inc.

Sincerely,

/s/ James Walker
James Walker
Chief Executive Officer
New York, New York
February 28, 2025

YOUR VOTE IS IMPORTANT

VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION. PLEASE PROMPTLY VOTE YOUR SHARES BY FOLLOWING THE INSTRUCTIONS FOR VOTING DESCRIBED IN THE PROXY STATEMENT BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD MAIL, EMAIL OR FAX AS DESCRIBED ON YOUR PROXY CARD. YOU MAY ALSO VOTE VIA THE INTERNET AS DESCRIBED HEREIN.

YOUR PROXY, GIVEN BY VOTING PRIOR TO THE ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY.

NANO NUCLEAR ENERGY INC.

10 Times Square, 30th Floor,

New York, New York 10018

(212) 634-9206

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 23, 2025

10:00 A.M. EASTERN TIME

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Nano Nuclear Energy Inc., a Nevada corporation (“we,” “us,” “our” or the “Company”), will be held on April 23, 2025, at 10:00 a.m. Eastern Time, as a virtual meeting. You will be able to attend and vote your shares during the Annual Meeting via a live webcast by registering for the Annual Meeting at https://meeting.vstocktransfer.com/NANOAPR25.

The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	ELECTION OF DIRECTORS. To elect all five (5) currently serving members of the Board of Directors of the Company named in the attached proxy statement to serve for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their successor is duly elected and qualified, unless they resign, is removed or otherwise is disqualified from serving as a director of the Company (“Proposal 1”);

2.	APPROVAL OF THE COMPANY’S PROPOSED 2025 EQUITY INCENTIVE PLAN. To approve the adoption of the Company’s proposed 2025 Equity Incentive Plan (the “2025 Plan”) (“Proposal 2”); and

3.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 (“Proposal 3”).

In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Our Board of Directors recommends that stockholders vote FOR each of the directors in Proposal 1, and FOR each of Proposal 2, and Proposal 3. Only stockholders of record at the close of business on February 27, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at our principal executive office for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting. Our stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

The Annual Meeting will be held as a virtual meeting via live webcast on the Internet on April 23, 2025, at 10:00 a.m. Eastern Time. Because the Annual Meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the Annual Meeting in person. To assure your representation at the Annual Meeting, please register for the Annual Meeting at https://meeting.vstocktransfer.com/NANOAPR25 and vote your proxy via the Internet at https://ts.vstocktransfer.com/pxlogin. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting online and vote, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED, FOR EACH OF THE DIRECTOR NOMINEES, FOR THE 2025 PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS OF WITHUM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, we ask that you please complete your proxy or cast your vote at the Annual Meeting to ensure your vote will count.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 2025: This notice of Annual Meeting, the accompanying proxy statement, and our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 (“2024 Annual Report;” collectively, the “proxy materials”), are available at https://ts.vstocktransfer.com/irhlogin/NANONUCLEAR.

We will mail our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access our proxy materials via the internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain the proxy materials in printed form. If you elect to receive a paper or electronic copy of our proxy materials, our 2024 Annual Report will be sent to you along with the accompanying proxy statement. These proxy materials are first being distributed or made available, as the case may be, on or about March 7, 2025.

Instructions for voting on the matters presented at the Annual Meeting are contained in the accompanying proxy statement (see “Voting and Related Matters”).

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote promptly. You may vote by mailing a completed proxy card or by the Internet.

By order of the Board of Directors,

/s/ Jay Jiang Yu
Jay Jiang Yu
Chairman of the Board, President, and Secretary
New York, New York
February 28, 2025

NANO NUCLEAR ENERGY INC.

10 Times Square, 30th Floor

New York, New York 10018

(212) 634-9206

PROXY STATEMENT

The notice of annual meeting, proxy statement (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 (the “2024 Annual Report”; together with the notice of annual meeting and the Proxy Statement, collectively, the “proxy materials”) are solicited on behalf of Nano Nuclear Energy, Inc., a Nevada corporation (the “Company,” “our company,” “our,” “us” or “we”), by its Board of Directors (the “Board” or “Board of Directors”) for use at its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at 10:00 a.m. Eastern Time on April 23, 2025, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying notice. You will be able to attend the Annual Meeting online and vote during the Annual Meeting by registering for the Annual Meeting at https://meeting.vstocktransfer.com/NANOAPR25.

These proxy materials are being furnished by and on behalf of the Board. This notice of annual meeting and the other proxy materials are available at https://ts.vstocktransfer.com/irhlogin/NANONUCLEAR.

We will mail our stockholders of record and beneficial owners as of the Record Date a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access our proxy materials via the internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain the proxy materials in printed form. If you elect to receive a paper or electronic copy of our proxy materials, our 2024 Annual Report will be sent to you along with the accompanying Proxy Statement. These proxy materials are first being distributed or made available, as the case may be, on or about March 7, 2025.

These proxy solicitation materials are being provided to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at the close of business on February 27, 2025 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting.

On the Record Date, there were 37,072,881 shares of Common Stock outstanding and approximately 25 registered holders of our Common Stock. Each share of Common Stock entitles the holder to one vote.

TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS REGARDING OUR 2025 ANNUAL MEETING	1
VOTING AND RELATED MATTERS	5
EXECUTIVE OFFICERS AND DIRECTORS	8
EXECUTIVE AND DIRECTOR COMPENSATION	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	20
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	21
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	26
PROPOSAL NO. 1 ELECTION OF DIRECTORS	27
PROPOSAL NO. 2: APPROVAL OF OUR 2025 EQUITY INCENTIVE PLAN	28
PROPOSAL NO. 3 RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF WITHUMSMITH+BROWN, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025.	36
OTHER BUSINESS	38
HOUSEHOLDING	38
2024 ANNUAL REPORT	38
Annex A	A-1
Annex B	B-1

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QUESTIONS AND ANSWERS REGARDING OUR 2025 ANNUAL MEETING

Why am I receiving these proxy materials?

You are receiving this Proxy Statement and proxy card from the Company because, at the close of business on February 27, 2025, the Record Date, you were a holder of record of shares of Common Stock of the Company. This Proxy Statement describes the matters that will be presented for your consideration at the Annual Meeting. It also gives you information concerning the matters to assist you in making an informed decision.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

●	Proposal No. 1: To elect all five (5) currently serving members of the Board of Directors to serve for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their successor is duly elected and qualified, unless they resign, is removed or otherwise is disqualified from serving as a director of the Company. This proposal is referred to as the “Director Election Proposal.”

●	Proposal No. 2: To approve the adoption of the Company’s proposed 2025 Equity Incentive Plan. This proposal is referred to as the “2025 Plan Proposal.”

●	Proposal No. 3: To ratify the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025. This proposal is referred to as the “Auditor Ratification Proposal.”

In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

As of the date we filed this Proxy Statement with the SEC, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope or via email.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our Common Stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 37,072,881 shares of our Common Stock issued and outstanding and entitled to vote.    Each share of our Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

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What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of not less than one-third (the equivalent of 33 1/3 percent) in voting power of our stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. If you sign and return your paper proxy card via mail or email, or authorize a proxy to vote electronically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

Under the rules of various national and regional securities exchanges interpretations that govern broker non-votes, Proposal Nos. 1 and 2 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 3 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chair of the Annual Meeting (the “Chair”) or (ii) a majority in voting power of the stockholders entitled to at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

How do I vote my shares without attending the Annual Meeting?

We ask that stockholders vote by proxy even if they plan to attend the Annual Meeting. If you are a stockholder of record, there are two ways to vote by proxy:

●	by Internet — Following the instructions on the Notice or the proxy card, which you may have received by mail, you can vote by Internet, prior to or at the Annual Meeting before the polls close; or

●	by Mail — You can vote by mail by signing, dating and mailing the proxy card using the return envelope, which you may have received by mail.

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Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on April 22, 2025.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

The Annual Meeting will be conducted virtually via live webcast by registering for the Annual Meeting at https://meeting.vstocktransfer.com/NANOAPR25. You are entitled to participate in the Annual Meeting if you were a stockholder on February 27, 2025, which is the Record Date, or hold a valid proxy for the Annual Meeting.

The Annual Meeting will begin promptly at 10:00 a.m., Eastern Time, on April 23, 2025.

Will I be able to ask questions at the Annual Meeting?

We will not have a segment for stockholder questions during the Annual Meeting. Questions can only be submitted to us at ir.nanonuclearenergy.com/am2025 prior to the Annual Meeting until April 16, 2025 at 11:59 p.m. Eastern Time.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find our rules of conduct for the Annual Meeting posted when you log in prior to its start. These rules of conduct will include the following guidelines:

●	Stockholders of record will not be able to ask questions online during the Annual Meeting. You may submit questions and comments electronically through our website at ir.nanonuclearenergy.com/am2025 until April 16, 2025 at 11:59 p.m. Eastern Time.

●	Only stockholders of record as of the Record Date for the Annual Meeting and their proxy holders may submit questions or comments to us at ir.nanonuclearenergy.com/am2025 prior to the Annual Meeting.

●	Questions pertinent to the Annual Meeting and related to our business will be answered during the webcast, subject to time constraints.

●	Questions may be omitted if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

●	No audio or video recordings of the Annual Meeting are permitted.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares of Common Stock FOR each director nominee in Proposal No. 1 and FOR each of Proposal Nos. 2 and 3. In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

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How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the votes required to approve each item, and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “ Abstain” Votes	Broker Discretionary Voting Allowed

Proposal No. 1: The Director Election Proposal	A plurality of the votes cast at the Annual Meeting by the holders of stock entitled to vote in the election of directors.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal No. 2: The 2025 Plan Proposal	The affirmative vote of the holders of majority of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote on the 2025 Plan.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal No. 3: The Auditor Ratification Proposal	The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(1)	Yes(3)

(1)	A vote marked as “withhold” or “abstain” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(2)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

The appointed inspector of election.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by the Internet or mail if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on April 22, 2025;

●	attending the Annual Meeting, virtually, and voting at the Annual Meeting on April 23, 2025 (See instructions as set forth in “VOTING AND RELATED MATTERS - Methods of Voting - Voting at the Annual Meeting” on page 5;

●	submitting a properly signed proxy card with a later date that is received no later than April 22, 2025 at 11:59 p.m. Eastern Time; or

●	if you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Your most recent proxy card or Internet proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Are there any rights of appraisal?

None of Nevada law, our articles of incorporation (“Articles of Incorporation”) or our Amended and Restated Bylaws (“Bylaws”), each as currently in effect, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, you will have no right to dissent and obtain payment for your shares.

Our Principal Executive Offices

Our principal executive offices are located at 10 Times Square, 30th Floor, New York, New York 10018. Our telephone number is (212) 634-9206.

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VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Nano Nuclear Energy Inc., you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of our Common Stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Proxy Card

The proxy card enables you to appoint James Walker, our Chief Executive Officer, and Jay Jiang Yu, our Chairman of the Board, President and Secretary, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The form of proxy card is annexed to this Proxy Statement.

Methods of Voting

You may vote over the Internet, by mail or in person online at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet. The website address for Internet voting is provided on the accompanying proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 22, 2025. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return a proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

Voting by Mail. You can vote by marking, dating and signing your proxy card and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting. If you received printed copies of the proxy materials by mail and are a beneficial holder, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Voting at the Annual Meeting.

Record holders will need to click the “Resources” button on the ribbon on their screen to access the link to vote their shares. They will need to enter the control number on the proxy card provided to them by VStock Transfer LLC in order to vote.

Beneficial Holders will need to obtain a Legal Proxy from their bank or brokerage prior to the Annual Meeting and submit that legal proxy, along with a proxy form indicating their vote, to vote@vstocktransfer.com to vote during the Annual Meeting.

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Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

●	enter a new vote over the Internet, or sign and return a replacement proxy card;

●	provide written notice of the revocation to our Secretary at our principal executive office, 10 Times Square, 30th Floor, New York, New York 10018, which written notice must be received prior to the Annual Meeting; or

●	attend the virtual Annual Meeting online and vote.

Quorum and Voting Requirements

Stockholders of record at the close of business on the Record Date are entitled to receive notice and vote at the Annual Meeting. On the Record Date, there were 37,072,881 issued and outstanding shares   of our Common Stock. Each holder of Common Stock (or restricted Common Stock) voting at the Annual Meeting, either online or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the Annual Meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person, online or by proxy, of the holders of not less than one-third (the equivalent of 33 1/3 percent) of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present:

1.	a plurality of the votes of the shares present in person, online, or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect each Board nominee;

2.	the adoption of the Company’s proposed 2025 Plan thereunder will be approved if approved by a majority of shares present in person, online, or represented by proxy at the Annual Meeting and entitled to vote on the matter; and

3.	the ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Withum as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 will be approved if approved by a majority of the votes cast at the Annual Meeting on this proposal.

Votes cast by proxy or online at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting who will also determine whether a quorum is present. The election inspector will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The adoption of the 2025 Plan and the election of the directors are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on these proposals. The ratification of the appointment of Withum is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given. With regard to the adoption of the 2025 Plan and the election of our director nominees, broker non-votes and votes marked “withheld” will not affect the outcome of the adoption of the 2025 Plan or the election of the directors. With regard to the ratification of the appointment by the Audit Committee of our Board of Directors of Withum as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025, abstentions will not be counted for purposes of determining whether such proposal has been ratified and will not have the effect of negative votes, whereas, because the ratification of the appointment of auditors is a routine matter, a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and each of the other non-routine matters. Voting rules will prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and each of the other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not vote or, if applicable, instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.

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Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

1.	“for” the election of each Board nominee set forth in this Proxy Statement unless the authority to vote for such directors is withheld;

2.	“for” the adoption of the 2025 Plan unless the authority to vote for such directors is withheld; and

3.	“for” the ratification of the appointment by the Audit Committee of our Board of Directors of Withum as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the SEC within four business days after the Annual Meeting.

Holding of Stock

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below and described elsewhere herein, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, you are a “stockholder of record” who may vote at the Annual Meeting, and we will send to you these proxy materials. As the stockholder of record, you have the right to direct the voting of your shares by voting as described above. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials were forwarded to you by our transfer agent or by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote or to direct your broker on how to vote your shares and to attend online the Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, please complete, date and sign the proxy card to ensure that your vote is counted.

Proxy Solicitation

We are soliciting proxies solely on behalf of the Company and will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by mail.

No Right of Appraisal

None of Nevada law, our Articles of Incorporation or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Questions About Voting Your Shares

You can contact our Secretary at (212) 634-9206 or by sending a letter to our Secretary at our principal executive office, 10 Times Square, 30th Floor, New York, New York 10018, with any questions about proposals described in this Proxy Statement or how to execute your vote.

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EXECUTIVE OFFICERS AND DIRECTORS

The following table and text set forth the names and ages of our directors and executive officers as of the Record Date. The Board is comprised of only one class of directors. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years (based on information supplied by them) and an indication of directorships held by each director in other public companies subject to the reporting requirements under the Federal securities laws. During the past ten years, none of our directors or executive officers has been involved in any legal proceedings that are material to an evaluation of the ability or integrity of such person:

Name	Age	Position
James Walker	42	Chief Executive Officer, Head of Reactor Development and Director
Jay Jiang Yu	44	President, Secretary, Treasurer, and Chairman of the Board of Directors
Jaisun Garcha	44	Chief Financial Officer
Dr. Tsun Yee Law	41	Independent Director
Diane Hare	35	Independent Director
Dr. Kenny Yu	37	Independent Director

The biographical information concerning the directors and executive officers listed above is set forth below.

Biographies of Executive Officers and Directors

James Walker has been our Chief Executive Officer, Head of Reactor Development and director since 2022. Mr. Walker has over seventeen years of engineering project management experience across various industries, such as construction, mechanical engineering, and nuclear engineering. Since 2020, Mr. Walker has served as the senior executive manager at Ares Strategic Mining, Inc. (CNSX:ARS), where he is responsible for the construction of plants, purchases of land, operations, marketing, financing, safety regulation compliance, and shareholder relations. He is also currently serving on the board of directors of several small-cap publicly traded companies in Canada, including Bayhorse Silver Inc. (Ticker: BHS, Canada: TSX Venture) and Xander Resources, Inc. (TSXV: XND), and serves as a consultant to LIS Technologies Inc (“LIST”), a privately held uranium enrichment company which is a related party of our company through common management and ownership. From 2016 to 2020, Mr. Walker served as the head of company strategy of Lithium Energy Products (or Lithium), a company primarily engaged in the exploration of lithium prospects, where he oversaw the company’s projects, resource allocation, grant submissions, and collaborative ventures. Prior to joining Lithium, from 2013 to 2016, Mr. Walker was an engineering project manager for the United Kingdom’s Ministry of Defence (or the Ministry of Defence). While there, he was responsible for infrastructure projects and worked in each stage of the nuclear product life cycle, from concept to decommissioning. At the Ministry of Defence, Mr. Walker was primarily engaged in design, modelling, rigs, testing, and problem shooting. He also managed multidisciplinary teams involving engineers, managers, contractors and finance and commercial personnel, and served as the project lead and manager for the building of a nuclear material reclamation plant, and as the engineering manager for constructing factories and facilities designed to manufacture reactor cores. Between 2012 and 2013, Mr. Walker was seconded and worked as a nuclear physicist at Rolls-Royce, leading a project to model various configurations of Rolls-Royce’s Zero-Power reactor using probabilistic physics software to digitally replicate real-world behavior and determine program accuracy margins. Prior to this role, Mr. Walker served as a mechanical engineer and a nuclear engineer at the Ministry of Defence.

Mr. Walker holds a Bachelor of Engineering degree in Mechanical Engineering from the University of Nottingham, a Master of Science degree in Mining Engineering from the University of Exeter, and a Master of Science degree in Nuclear Engineering from Cranfield University. He is also a Chartered Engineer (CEng, issued 2014) with the IMechE, a Professional Engineer (PEng, issued 2023) with the Canadian Council of Professional Engineers, qualified Project Manager with APM in 2015, and a Chartered Physicist with the Institute of Physics in 2023. We believe that Mr. Walker is well qualified to serve as a director of our company because of his extensive experience within the nuclear industry and with public markets and the operation of public and private companies.

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Jay Jiang Yu is our founder, and has been our President, Secretary and Treasurer, and Chairman of the Board since 2022. Since 2022, Mr. Yu has served as president and chairman of the board of LIST. Since 2022, Mr. Yu has been the chairman of the board of directors of St. James Gold Corp. (or St. James Gold), a Canadian-based publicly traded company (Ticker: LORD, Canada: TSX Venture) engaged in the acquisition, exploration, and development of mineral properties. Since 2008, Mr. Yu has served as the chief executive officer and chairman of the board of directors of I Financial Ventures Group, a corporate advisory and start-up consulting business that advises private and public companies. Mr. Yu is also the founder and chief executive officer of Lunar NYC Inc., a youth-focused 501(c)(3) non-profit organization. Earlier in his career, Mr. Yu worked as an analyst in the Corporate & Investment Banking Division at Deutsche Bank, on Wall Street in New York City. Mr. Yu holds a bachelor’s degree in psychology from the City College of New York. He has completed core classes from Borough of Manhattan Community College and has taken continuing education classes at Columbia University. We believe Mr. Yu is qualified to serve as a director of our company because of his experience with public companies, capital fundings, structured financing, and other business development services. In 2021, Mr. Yu was honored as one of The Outstanding 50 Asian Americans in Business.

Jaisun Garcha has been our Chief Financial Officer since 2022. Mr. Garcha has extensive experience and knowledge in financial management, corporate governance, and risk management for public and private companies. From February 2022 to December 2024, Mr. Garcha served as the part time chief financial officer and a director at LIST. From March 2022 to October 2024, Mr. Garcha served as the chief financial officer of St. James Gold (“St. James”), a Canada-based publicly traded company (Ticker: LORD, Canada: TSX Venture) engaged in mining exploration. From February 2013 to October 2024, Mr. Garcha served as the chief financial officer of Snipp Interactive Inc. (“Snipp Interactive”), a Canada-based publicly traded company (Ticker: SPN, Canada: TSX Venture) engaged in global loyalty and promotion solutions. Prior to this, Mr. Garcha served as the chief financial officer or senior financial consultant of various private and public companies in a wide spectrum of sectors including but not limited to mining, oil and gas exploration, and venture capital. Mr. Garcha began his career as an accountant in 2001. Over the course of his twenty-year career, Mr. Garcha has assisted several companies in going public through initial public offerings and reverse takeovers. Mr. Garcha is a Chartered Professional Accountant (CPA) of British Columbia, Certified General Accountant (CGA) of British Columbia and holds a Bachelor of Science degree from the University of British Columbia and a Master of Business Administration from Laurentian University.

Dr. Tsun Yee Law has been our director since 2022. Dr. Law is a physician who holds professional memberships in Doctors for Nuclear Energy and the American College of Nuclear Medicine. Since 2022, Dr. Law has served as a director at LIST. Since 2014, Dr. Law has practiced orthopedic medicine in South Florida, specializing in hip and knee osteoarthritis. He is actively engaged in clinical research with a special focus on robotic and sensor technologies, medical innovation, and healthcare investments. Dr. Law has served as a physician consultant for Flagler Healthcare Investment Property Group since 2015 and has served as a physician consultant for Financial Ventures Group since 2017. Dr. Law has a Bachelor of Business Administration from Davenport University, a Doctorate of Medicine from American Global University School of Medicine, and a Master of Business Administration from Davenport University. We believe that Dr. Law is qualified to serve as a director of our company because of his education background in nuclear medicine and nuclear energy as well as his business background.

Diane Hare has been our director since April 28, 2023. Ms. Hare has been the chief executive officer of BizLove LLC (or BizLove), a consultancy firm which she founded in 2018, primarily engaged in helping organizations grow by delivering strategic positioning and cross-functional strategies for transformative moments such as mergers and acquisitions, product and service launches, growth strategies, and digital/data priorities. From 2011 to 2018, Ms. Hare worked at Ernst & Young, where she served the fortune 500 and specialized in purpose-driven enterprise transformation. Ms. Hare holds a Bachelor of Business Administration in Finance from Iona University and received her Master of Business Administration in Marketing and International Business from Long Island University. We believe Ms. Hare is qualified to serve as a director of our company because of her experience in business strategy consultancy.

Dr. Kenny Yu has been our director since May 8, 2023. Dr. Yu is a licensed pharmacist in New York and has been the director of Pharmacy Services at NYU Langone Health since 2021. In this role, he provides executive leadership and coordination for all pharmacy services provided within NYU Langone Health to promote the standardization and alignment of practices across all pharmacy sites. Dr. Yu has also served as Educational Advisory Counsel at Apexus LLC, a company engaged in increasing access to medications and improving patient care nationwide. Dr. Yu was the inaugural director of 340B pharmacy services, a drug pricing program, in 2016. In this role, he managed both the compliance and optimization of the 340B program, which he and his team built from the ground up. Dr. Yu holds a Master of Business Administration from George Washington University and a Doctorate in Pharmacy from the Ernest Mario School of Pharmacy at Rutgers University. We believe that Dr. Yu is qualified to serve as a director of our company because of his experience in analyzing and interpreting financial information.

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Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers.

Number and Terms of Office of Officers and Directors

Our business and affairs are organized under the direction of our Board of Directors. Our Board of Directors consists of five directors, including two executive directors and three independent directors.

Our Bylaws provide that the number of directors will be fixed by the Board of Directors within a range of between one and fifteen directors. The directors need not be stockholders unless so required by our Articles of Incorporation. The minimum or maximum number may be increased or decreased from time to time only by an amendment to the Bylaws, which power belongs exclusively to our Board of Directors.

Our officers are appointed by the Board of Directors and shall hold office at the discretion of the Board of Directors until their successors are duly elected and qualified, unless sooner removed. Our Board of Directors is authorized to appoint officers to the offices set forth in our Bylaws.

Director Independence

The Nasdaq listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with our company). We have three “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules prior to completion of this offering.

Our board has determined that Dr. Tsun Yee Law, Dr. Kenny Yu and Ms. Diane Hare are independent directors under applicable SEC and Nasdaq rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board Committees

Our Board of Directors has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. Our Board of Directors has adopted a charter for each of these three committees. Copies of each committee’s charter have been posted on the Investor Relations section of our website, which are located at www.nanonuclearenergy.com. Each of the committees of our Board of Directors shall have the composition and responsibilities described below. Our Board of Directors may from time to time establish other committees as it deems appropriate.

Audit Committee

Drs. Kenny Yu, Tsun Yee Law and Ms. Diane Hare serve as members of our Audit Committee with Dr. Tsun Yee Law serving as the chairman of the Audit Committee. Each of our Audit Committee members satisfies the “independence” requirements of the Nasdaq listing rules and meets the independence standards under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (which we refer to herein as the Exchange Act). Our Board of Directors has determined that Ms. Diane Hare possesses accounting or related financial management experience that qualifies her as an “audit committee financial expert” as defined by the rules and regulations of the SEC. Our Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements. Our Audit Committee performs several functions, including:

●	evaluating the performance, independence and qualifications of our independent registered public accounting firm and determining whether to retain our existing independent registered public accounting firm or engage new independent registered public accounting firm;

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●	reviewing and approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;

●	reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent registered public accounting firm and management;

●	reviewing with our independent registered public accounting firm and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

●	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

●	reviewing and evaluating on an annual basis the performance of the audit committee, including compliance of the audit committee with its charter.

Compensation Committee

Drs. Kenny Yu, Tsun Yee Law and Ms. Diane Hare serve as members of our Compensation Committee with Dr. Tsun Yee Law serving as the chairman of the Compensation Committee. All of our Compensation Committee members satisfy the “independence” requirements of the Nasdaq listing rules and meet the independence standards under Rule 10A-3 under the Exchange Act. The functions of this committee include, among other things:

●	reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board of Directors regarding) our overall compensation strategy and policies;

●	reviewing and approving the compensation, the performance goals and objectives relevant to the compensation, and other terms of employment of our executive officers;

●	reviewing and approving (or if it deems appropriate, making recommendations to the full Board of Directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

●	reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

●	reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC; and

●	preparing the report that the SEC requires in our annual proxy statements.

Nominating and Corporate Governance Committee

Drs. Kenny Yu, Tsun Yee Law and Ms. Diane Hare serve as members of our Nominating and Corporate Governance Committee with Ms. Diane Hare serving as the chairwoman of the Nominating and Corporate Governance Committee. All of our Nominating and Corporate Governance Committee members satisfy the “independence” requirements of the Nasdaq listing rules and meet the independence standards under Rule 10A-3 under the Exchange Act. The functions of this committee include, among other things:

●	identifying, reviewing and evaluating candidates to serve on our Board of Directors consistent with criteria approved by our Board of Directors;

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●	evaluating director performance on the board and applicable committees of the board and determining whether continued service on our board is appropriate;

●	evaluating, nominating and recommending individuals for membership on our Board of Directors; and

●	evaluating nominations by stockholders of candidates for election to our Board of Directors.

The nominating and corporate governance committee takes into account many factors in determining recommendations for persons to serve on the Board of Directors, including the following:

●	personal and professional integrity, ethics and values;

●	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

●	experience as a board member or executive officer of another publicly-held company;

●	strong finance experience;

●	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

●	diversity of background and perspective including, without limitation, with respect to age, gender, race, place of residence and specialized experience;

●	experience relevant to our business industry and with relevant social policy concerns; and

●	relevant academic expertise or other proficiency in an area of our business operations.

Role of Board in Risk Oversight Process

Jay Jiang Yu, our President, Secretary, Treasurer, and Chairman of the Board of Directors, beneficially owns approximately 28.33% of the voting power of our common stock as of Record Date. Periodically, our Board of Directors assesses these roles and the Board of Directors leadership structure to ensure the interests of our company and our stockholders are best served. Our Board of Directors has determined that its current leadership structure is appropriate. Jay Jiang Yu, our President, Secretary, Treasurer, and Chairman of the Board of Directors, and James Walker, our CEO and director, have extensive knowledge of all aspects of our company, our business and risks.

While management is responsible for assessing and managing risks to our company, our Board of Directors is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board of Directors, which has responsibility for general oversight of risks, and standing committees of our Board of Directors. Our Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our Board of Directors believes that full and open communications between management and the Board of Directors are essential for effective risk management and oversight.

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Compensation Committee Interlocks and Insider Participation

None of our executive officers serves, or in the past has served, as a member of our Board of Directors compensation committee, or other committee serving an equivalent function. None of the members of our compensation committee is, or has ever been, an officer or employee of our company.

Amended and Restated Code of Business Conduct and Ethics

In December 2024, our Board of Directors adopted an amended and restated written code of business conduct and ethics (originally adopted in April 2024 prior to our initial public offering) that applies to our employees, officers and directors. A current copy of the current code is posted on the Corporate Governance section of our website, which will be located at https://ir.nanonuclearenergy.com/corporate-governance/governance-overview. The amendments to the code undertaken in December 2024 were technical, administrative or non-substantive.

We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Amended and Restated Insider Trading Policy

In December 2024, our Board of Directors adopted an Amended and Restated Insider Trading Policy, which updated the policy adopted in April 2024. The policy was adopted in order that we can take an active role in the prevention of insider trading violations by our officers, directors, employees, consultants, attorneys, advisors and other related individuals. The Amended and Restated Insider Trading Policy is filed as an exhibit to our 2024 Annual Report.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than ten percent of our Common Stock to file initial reports of ownership and reports of changes in ownership of our Common Stock with the Securities and Exchange Commission. Directors, executive officers and greater-than-ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the fiscal year ended September 30, 2024, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act.

Communications with the Board

Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Nano Nuclear Energy Inc., 10 Times Square, 30th Floor, New York, New York 10018. The Secretary will forward the communication to the appropriate director or directors as appropriate.

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EXECUTIVE AND DIRECTOR COMPENSATION

This section sets forth the material components of the executive compensation program for our named executive officers for the years ended September 30, 2024 and 2023. Individuals we refer to as our “named executive officers” or “NEOs” include our President, Chief Executive Officer and Chief Financial Officer.

Summary Compensation Table

The following table presents the compensation awarded to or earned by or paid to our named executive officers during the fiscal years ended September 30, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
James Walker	2024	-	-	-	-	-	$185,000	$185,000
Chief Executive Officer and Director	2023	-	-	$317,652	-	-	$90,000	$407,652
Jay Jiang Yu	2024	-	-	-	-	-	$390,000	$390,000
President, Secretary, Treasurer, and Chairman of the Board of Directors	2023	-	-	$317,652	-	-	$225,000	$542,652
Jaisun Garcha	2024	-	-	-	-	-	$170,000	$170,000
Chief Financial Officer	2023	-	-	$77,786	-	-	$90,000	$167,786

(1)	Amounts reflect the full grant date fair value of stock options granted during the applicable fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to our named executive officers. We provide information regarding the assumptions used to calculate the value of stock options made to our named executive officers in 2024 in Note 5 to the consolidated financial statements for the fiscal years ended September 30, 2024 and 2023 included in our 2024 Annual Report.
(2)	For our 2023 and 2024 fiscal years, none of our named executive officers was an employee with us. They were consultants with us instead. Accordingly, the fees shown in this column reflect the consulting fees paid to each individual consultant for services in the applicable year.

Narrative to Summary Compensation Table

Consulting Agreements with Our Executive Officers

For our 2023 and 2024 fiscal years, our NEOs provided services to us pursuant to consulting agreements entered into between the NEO and us (except for Jay Jiang Yu, whose consulting agreement was with I Financial Ventures Group LLC, an entity wholly owned by Mr. Yu). As our consultants, either we or our NEOs could terminate their engagement with us at any time. Additionally, our NEOs may pursue any other activities and engagements during their terms of agreements with us.

Pursuant to those consulting agreements, our executive officers are entitled to a retention fee     for services so rendered, and at the sole discretion of our company, and they are also eligible to receive additional compensation awards. Those agreements also contain customary restrictive covenants relating to confidentiality, customer and employee non-solicitation, and non-disparagement, as well as indemnification.

The term of those consulting agreements is 36 months commencing from the respective effective date of those agreements, subject to early termination.

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Employment Agreement with Jay Yu

On October 17, 2024, we entered into an employment agreement with Jiang Jay Yu (and terminated his consulting agreement (with I Financial Ventures Group LLC), pursuant to which Mr. Yu will continue to serve as our President (but as an employee rather than as a consultant), reporting to our Board of Directors. The Compensation Committee of our board (with the members of such committee also comprising a majority of the entire board) independently reviewed and approved the employment agreement.

The employment agreement has an effective date of October 1, 2024, and has a three-year term, after which the employment agreement will automatically renew for an additional one-year period unless either party provides written notice of its intention not to extend the employment agreement at least 90 days prior to a renewal date. Mr. Yu will provide no less than 40 hours per week to the business and affairs of our company.

The employment agreement entitles Mr. Yu to a base salary of $420,000, eligibility for an annual bonus, eligibility for equity-based compensation awards and fringe benefits, perquisites, and employee benefits consistent with our practices. The employment agreement also entitles Mr. Yu to be indemnified and advanced legal fees to the maximum extent permitted under our Bylaws and other governing documents.

Under the employment agreement, if we terminate Mr. Yu without “Cause” or Mr. Yu terminates employment with the Company for “Good Reason” (each as defined in the employment agreement), subject to the execution and non-revocation of a release of claims, Mr. Yu is entitled to receive the following: (i) 100% of any earned, pro-rated bonus, (ii) continued base salary for one year following termination, (iii) subsidized COBRA coverage for up to 18 months, and (iv) the treatment of Mr. Yu’s outstanding equity awards to be determined in accordance with the applicable equity plan and award agreement.

The employment agreement includes standard restrictive covenants in favor of our company, including confidentiality and one-year post-termination customer and employee non-solicitation and non-competition restrictions.

Retirement Benefits

We do not sponsor any retirement benefit arrangements covering our NEOs at this time.

Termination and Change in Control Benefits

The material terms of the contracts with each of our NEOs are summarized above, including the payments to NEOs at, following, or in connection with the resignation, change in control, or other termination of an NEO.

2023 Stock Option Agreements

We have entered into nonqualified stock option agreements (or the 2023 Stock Option Agreements) pursuant to the 2023 Stock Option Plan #1 (as defined below) and the 2023 Stock Option Plan #2 (as defined below) with our executive officers and directors under similar terms. Under the 2023 Stock Option Agreements, each applicable executive officer and director was granted an option to acquire certain common stock under those two option plans at a certain exercise price.

Their options shall vest immediately on the date of grant, subject to their continued service with our company or its subsidiaries on each applicable vesting date. The following table provides information regarding each stock option held by the named executive officers as of September 30, 2024. Our NEOs held no other outstanding equity awards as of September 30, 2024.

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Outstanding Equity Awards at Fiscal Year-End

	Grant date	Vesting date (1)	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Options exercise price ($)	Option expiration date
Jay Jiang Yu	February 10, 2023	February 10, 2023	500,000	-	$1.50	February 10, 2026
President, Secretary, Treasurer, and Chairman of the Board of Directors	June 7, 2023	June 7, 2023	200,000	-	$3.00	June 7, 2026

James Walker	February 10, 2023	February 10, 2023	500,000	-	$1.50	February 10, 2026
Chief Executive Officer and Director	June 7, 2023	June 7, 2023	200,000	-	$3.00	June 7, 2026

Jaisun Garcha	February 10, 2023	February 10, 2023	150,000	-	$1.50	February 10, 2026
Chief Financial Officer	June 7, 2023	June 7, 2023	40,000	-	$3.00	June 7, 2026

(1)	All options shown in the table above were fully vested as of the grant date.

2023 Stock Option Plans

On February 10, 2023, and on June 7, 2023, our board adopted two distinct stock option plans for our company (which we refer to individually, the 2023 Stock Option Plan #1 and the 2023 Stock Option Plan #2; collectively, the 2023 Stock Option Plans). There are currently no shares available for issuance under the 2023 Stock Option Plan #1. There are currently 1,749,315 shares available for issuance under the 2023 Stock Option Plan #2, and the maximum number of shares available increases quarterly tied to the number of issued and outstanding common shares, beginning on June 30, 2023. The plans are otherwise substantially similar in their substance. If our 2025 Equity Incentive Plan is approved at this meeting, it will replace the 2023 Stock Option Plans and no further awards will be made under our 2023 Stock Option Plans.

The principal purposes of the 2023 Plans are to: (a) improve individual performance by providing long-term incentives and rewards to certain of our employees, directors, and consultants; (b) assist our company in attracting, retaining, and motivating certain employees, directors, and consultants with experience and ability; and (c) align the interests of such persons with those of our stockholders.

The following description of the principal terms of the 2023 Stock Option Plan #1 and the 2023 Stock Option Plan #2 is a summary and is qualified in its entirety by their full text and all amendments thereto.

Administration

The 2023 Stock Option Plans may be administered by our board or a committee appointed by, and consisting of two or more members of, the Board (or the Plan Administrator). At any time when no committee has been appointed to administer each of the 2023 Stock Option Plans, the Board will be the Plan Administrator. The Plan Administrator, in its exclusive discretion, selects the individuals to whom awards may be granted, the types of awards granted, the time or times at which such awards are granted, and the terms and conditions of such awards. The Plan Administrator also has exclusive authority to interpret each of the 2023 Stock Option Plans and the terms of any instrument evidencing any awards and may adopt and change rules and regulations of general application for their administration. The Plan Administrator may delegate administrative duties to such of our company’s officers as it so determines. Unless sooner terminated, each of the 2023 Stock Option Plans shall terminate ten years after the earlier of the plan’s adoption by the Board and approval by our company’s stockholders.

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Share Reserve

The 2023 Stock Option Plan #1 provides for the grant of options to purchase up to 3,247,030 shares of the common stock of the Corporation. The maximum aggregate number of shares of common stock that may be optioned and sold under the 2023 Stock Option Plan #1 will be subject to an increase on the first day of each fiscal quarter equal to 15% increase in the total outstanding shares of our common stock in the preceding quarter. As of September 30, 2024, there were no additional options available for issuance under the 2023 Stock Option Plan #1.

The 2023 Stock Option Plan #2 provides for the grant of options to purchase up to 1,727,730 shares of the common stock of the Corporation. The maximum aggregate number of shares of common stock that may be optioned and sold under the 2023 Stock Option Plan #2 will be increased each quarter, with the first quarterly increase on June 20, 2023, and every three months thereafter. As of September 30, 2024, there were 475,349 additional options available for issuance under the 2023 Stock Option Plan #2.

The maximum number of shares available under each of the 2023 Stock Option Plans is equal to the lesser of: (1) the number of shares equal to 15% of the outstanding shares of common stock on the applicable adjustment date (or the Adjustment Date), less (a) the number of shares of common stock that may be optioned and sold under the plan prior to the Adjustment Date, and (b) the number of shares of common stock that may be optioned and sold under any other stock option plan of our company in effect as of the Adjustment Date; or (2) such lesser number of shares of common stock as may be determined by the board. Any shares of common stock that have been made subject to an award that cease to be subject to the award (other than by reason of exercise or settlement of the award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of awards under each of the 2023 Stock Option Plans.

Withholding

Our company may require participants to pay to our company the amount of any taxes that our company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of awards granted under the 2023 Stock Option Plans.

Eligibility

An award may be granted to any officer, director or employee of our company (which we refer to as a Related Company, as defined in the 2023 Stock Option Plans), that the Plan Administrator from time to time selects. An award may also be granted to any consultant, agent, advisor or independent contractor who provides services to our company or any Related Company, so long as such Consultant Participant: (a) is a natural person; (b) renders bona fide services that are not in connection with the offer and sale of our company’s securities in a capital-raising transaction; and (c) does not directly or indirectly promote or maintain a market for our company’s securities.

Types of Option Awards

The 2023 Stock Option Plans provide for the grant of stock options, which may be incentive stock options (or ISOs) or nonqualified stock options (or NSOs), which entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. An option holder may pay the exercise price of an option in cash or by any other method of payment which the Stock Option Administrator shall approve. Each of the 2023 Stock Option Plans provides that an option has a maximum term of 10 years from the grant date.

The exercise price of an ISO shall be at least 100% of the fair market value of the common stock on the grant date. If an ISO is granted to a recipient who owns more than 10% of the total combined voting power of all classes of the stock of our company or of its parent or subsidiary corporations (which we refer to as a Ten Percent Stockholder), the exercise price of the ISO shall not be less than 110% of the fair market value of the common stock on the grant date.

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Taxation

The aggregate fair market value, determined at the time of grant, of common stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our company’s total combined voting power or that of any of our company’s affiliates unless the option exercise price is at least 110% of the fair market value of common stock on the date of grant.

Changes to Capital Structure

In the event of certain changes in capitalization, including a stock split, stock dividend, or an extraordinary corporate transaction such as any reorganization, merger, consolidation, recapitalization, or reclassification, proportionate adjustments will be made in the number and kind of shares available for issuance under each of the 2023 Stock Option Plans, the number and kind of shares subject to each outstanding award, and/or the exercise price of each outstanding award.

Transferability

Awards granted under the 2023 Stock Option Plans may not be assigned, pledged, or transferred in any manner, other than by will or by the applicable laws of descent and distribution, and may be exercised, during the lifetime of the participant, only by the participant. Notwithstanding the foregoing, the Plan Administrator may, in its discretion, permit award transfers after the participant’s death. If the Plan Administrator makes an award transferable, such award will be subject to all the terms and conditions of the plan and those contained in the instrument evidencing the award.

Amendment and Termination

Our board may amend, suspend or terminate each of the 2023 Stock Option Plans at any time. Any such termination will not affect outstanding awards. No amendment, alteration, suspension, or termination of the 2023 Stock Option Plans will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and our company. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of shares of common stock available for issuance under each of the 2023 Stock Option Plans and (ii) to change the persons or class of persons eligible to receive awards under each of the 2023 Stock Option Plans. Unless sooner terminated, the 2023 Stock Option Plans shall terminate ten years after the earlier of the plan’s adoption by the Board and approval by our company’s stockholders.

Compensation of Directors

Independent Director Agreements with Our Independent Directors

We have entered into independent director agreements with each of our independent directors under similar terms. In general, our independent directors are not employees of our company, instead, they serve as independent contractors and can be terminated by either party at any time. They may pursue any other activities and engagements during their terms of agreements with us.

Pursuant to those agreements, each of our independent directors is (i) entitled to a cash compensation of $5,000 upon full execution of his or her agreements with us, and an additional $10,000 at one year anniversary of such agreement, for services so rendered; and (ii) granted options to purchase 40,000 shares of our company’s common stock at an exercise price of $3.00 per share, exercisable within three years. Those agreements also contain customary restrictive covenants relating to confidentiality, non-competition, non-solicitation and non-disparagement, as well as indemnification.

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The term of those agreements is twenty-four (24) months commencing from their respective effective date of those agreements, subject to renewal and early termination.

Our executive directors will not receive compensation in their capacity as directors. The following table shows the compensation paid to our non-executive directors during the year ended September 30, 3024.

Director Compensation

Name	Year	Fees Earned or Paid in Cash (1) ($)	Stock Awards ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Tsun Yee Law	2024	25,000	-	-	-	-	$-	$25,000
Independent Director	2023	15,000	-	$8,553	-	-	$-	$23,553
Diane Hare	2024	35,000	-	-	-	-	$-	$35,000
Independent Director	2023	5,000	-	$35,019	-	-	$-	$40,019
Dr. Kenny Yu	2024	35,000	-	-	-	-	$-	$35,000
Independent Director	2023	5,000	-	$35,019	-	-	$-	$40,019

(1)	Consists of director fees paid and accrued pursuant to their respective consulting agreements with us.
(2)	An aggregate of 110,000 stock options granted to the independent directors were outstanding as of September 30, 2024. Directors did not hold any stock awards as of September 30, 2024.

The following table provides information regarding each stock option held by the named directors under the 2023 Stock Option Plans as of September 30, 2024.

	Grant Date	Vesting Start date	Number of securities underlying unexercised options vested (#)	Number of securities underlying unexercised options unvested (#)	Options exercise price ($)	Option Expiration date
Dr. Tsun Yee Law
Independent Director	February 10, 2023	February 10, 2023	30,000	-	$1.50	February 10, 2026

Diane Hare
Independent Director	June 7, 2023	June 7, 2023	40,000	-	$3.00	June 7, 2026

Dr. Kenny Yu
Independent Director	June 7, 2023	June 7, 2023	40,000	-	$3.00	June 7, 2026

There was no issuance of shares of common stock as equity awards to any of our executive officers and directors during the fiscal years ended September 30, 2024 and 2023.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information about the beneficial ownership of our Common Stock as of the Record Date, for:

●	each person known to us to be the beneficial owner of more than 5% of our Common Stock;

●	each named executive officer;

●	each of our directors; and

●	all of our named executive officers and directors as a group.

Unless otherwise noted below, the address for each beneficial owner listed on the table is in care of Nano Nuclear Energy Inc., 10 Times Square, 30th Floor, New York, New York 10018. We have determined beneficial ownership in accordance with the rules of the SEC. We believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 37,072,881 shares of our Common Stock outstanding as of the Record Date.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock underlying convertible securities of our company held by that person that are currently exercisable or convertible or exercisable or convertible within 60 days of the Record Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner (1)	Number	Percentage (2)
5% or Greater Stockholders
I Financial Ventures Group LLC. (3)	10,700,000	28.33%
Executive Officers, Directors and Director Nominees
Jay Jiang Yu (3)	10,700,000	28.33%
James Walker (4)	1,000,000	2.65%
Jaisun Garcha (5)	440,000	1.18%
Dr. Tsun Yee Law (6)	130,000	*
Diane Hare (7)	40,000	*
Dr. Kenny Yu (8)	55,000	*
All directors and executive officers as a group (six individuals)	12,365,000	32.77%

* Less than 1%.

(1)	Except as otherwise indicated, the business address of our directors and executive officers is 10 Times Square, 30th Floor, New York, NY 10018.

(2)	Based on 37,072,881 shares of Common Stock outstanding as of Record Date.

(3)	Represents 10,000,000 shares of Common Stock held by I Financial Ventures Group LLC. (or the I Financial), a Limited Liability company incorporated under the laws of Delaware and includes 700,000 shares of Common Stock issuable upon the exercise of the vested options within 60 days of the Record Date. Jay Jiang Yu, our President, Secretary, Treasurer, and Chairman of the Board of Directors, is the sole shareholder and director of I Financial, and exercises voting and dispositive power of the securities held by I Financial. The address of I Financial is c/o 10 Times Square, 30th Floor, New York, NY 10018.

(4)	Represents 300,000 shares of Common Stock held by James Walker, our Chief Executive Officer and director, and includes 700,000 shares of Common Stock issuable upon the exercise of the vested options within 60 days of the Record Date.

(5)	Represents 250,000 shares of Common Stock held by Jaisun Garcha, our Chief Financial Officer and director, and includes 190,000 shares of Common Stock issuable upon the exercise of the vested options within 60 days of the Record Date.

(6)	Represents 100,000 shares of Common Stock held by Dr. Tsun Yee Law, our independent director, and includes 30,000 shares of Common Stock issuable upon the exercise of the vested options within 60 days of the Record Date.

(7)	Includes 40,000 shares of Common Stock issuable upon the exercise of the vested options by Diane Hare, our independent director, within 60 days of the Record Date.

(8)	Represents 15,000 shares of Common Stock held by Dr. Kenny Yu, our independent director, and includes 40,000 shares of Common Stock issuable upon the exercise of the vested options within 60 days of the Record Date.

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Certain Relationships and Related Transactions AND DIRECTOR INDEPENDENCE

The following is a description of transactions in fiscal years 2023 and 2024 to which we were a party in which (i) the amount involved exceeded or will exceed the lesser of $120,000 or one percent (1%) of our average total assets at year-end for the last two completed fiscal years and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, any of the foregoing persons, who had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other similar arrangements, which are described under “Executive Compensation.”

Amount Due to Related Parties

As of September 30, 2024, we had amounts due to related parties totaling $25,000, which was due to our Chief Executive Officer James Walker. The amounts due as of September 30, 2024 corresponded to unpaid amounts due to our Chief Executive Officer for services rendered during the year ended September 30, 2024.

As of September 30, 2023, we had amounts due to related parties totaling $35,000, of which $30,000 was due to our Chief Executive Officer James Walker, and $5,000 was due to our President, Secretary, Treasurer, and Chairman of the Board Jay Jiang Yu. The amounts due as of September 30, 2023 corresponded to unpaid amounts due to officers and directors for services rendered during the year ended September 30, 2023.

For the year ended September 30, 2024, we incurred consulting fees of $390,000 to our President, Secretary, Treasurer, and Chairman of the Board, Jay Jiang Yu, $185,000 to our Chief Executive Officer James Walker, $170,000 to our Chief Financial Officer Jaisun Garcha, and incurred total directors’ fees of $95,000 to three independent directors (including $25,000 for Dr. Tsun Yee Law, $35,000 for Diane Hare and $35,000 for Dr. Kenny Yu), which was included in the accompanying consolidated statement of operation under general and administrative expenses. For the year ended September 30, 2023, we incurred consulting fees of $225,000 to our President, Secretary, Treasurer, and Chairman of the Board, Jay Jiang Yu, $90,000 to our Chief Executive Officer James Walker, $90,000 to our Chief Financial Officer Jaisun Garcha, and incurred total directors’ fees of $25,000 to three independent directors (including $15,000 for Dr. Tsun Yee Law, $5,000 for Diane Hare and $5,000 for Dr. Kenny Yu), which was included in the accompanying consolidated statement of operation under general and administrative expenses.

Relationship with LIS Technologies

In August 2024, we invested $2,000,000 as an equity investment into LIS Technologies Inc (“LIST”) as part of its $11.88 million seed funding round. This additional capital into LIST is anticipated to help fuel the development of its proprietary, patented advanced laser enrichment technology.

LIST is a U.S. based, proprietary developer of a patented advanced laser technology, making use of infrared wavelengths to selectively excite the molecules of desired isotopes to separate them from other isotopes. LIST’s Laser Isotope Separation Technology (“L.I.S.T”) has a huge range of applications, including LIST being the only U.S.-origin (and patented) laser uranium enrichment company, and several major advantages over traditional methods such as gas diffusion, centrifuges, and prior art laser enrichment. The L.I.S.T proprietary laser-based process is more energy-efficient and has the potential to be deployed with highly competitive capital and operational costs due to high throughput, high duty cycle and reduced complexity compared to competing technologies.

L.I.S.T is optimized for Low Enriched Uranium (“LEU”) for existing civilian nuclear power plants, High-Assay Low Enriched Uranium (“HALEU”) for the next generation of Small Modular Reactors (“SMR”) and microreactors like the ones we are developing, the production of stable isotopes for medical and scientific research, and applications in quantum computing manufacturing for semiconductor technologies. For laser enrichment of uranium, this method has sufficient selectivity that will enable the production of LEU in a single stage and HALEU in two stages.

Concurrently with our investment in LIST, we entered into an agreement with LIST to collaborate and assist in developing their technologies to secure a fuel supply for our future operations and the wider nuclear energy industry. The parties intend that LIST will provide us with enriched UF6 at no cost to be fabricated and sold to customers, with LIST to receive compensation as part of a profit-sharing arrangement to be agreed to between the companies in the future. Through collaboration with LIST, we anticipate that we will build supportive facilities around LIST’s enrichment facility, including such facilities as deconversion and fuel fabrication.

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We also leased approximately 7,000 square feet of dedicated space within our Oak Ridge, Tennessee based nuclear technology facility to LIST to enable the next phase of the revitalization of its proprietary laser-based process. We lease this space to LIST for $7,000 per month. The lease is effective on September 2, 2024 and has a term ending on September 1, 2034.

Our relationship with LIST is considered a related party transaction since certain of our executive directors and officers, including Jay Jiang Yu and Dr. Tsun Yee Law, also serve as directors and officers for LIST, and James Walker serves as a consultant to LIST. Our investment in LIST was unanimously approved by all of our disinterested independent directors.

Option for Canadian USNC Assets

On December 18, 2024, we entered into an asset purchase agreement (as amended, the “USNC Agreement”) with Ultra Safe Nuclear Corporation and certain of its subsidiaries (collectively, “USNC”) to acquire select nuclear energy technology assets (collectively, “USNC Assets”), on an as-is, where-is basis, including USNC’s micro modular nuclear reactor business marketed as a MMR® Energy System , which we plan to market as “KRONOS MMRTM” (“KRONOS Business”), and transportable fission power system technology business marketed as a Pylon Transportable Reactor Platform , which we plan to market as “LOKI MMRTM. The acquired assets included certain contracts, intellectual property rights, demonstration projects, and the equity interests of a Canadian entity (“Canadian Assets”), free and clear of any liens other than certain specified liabilities of USNC that were assumed, for a total purchase price of $8.5 million in cash through an auction process (“Auction”) conducted pursuant to Section 363 of the U.S. Bankruptcy Code in connection with USNC’s pending Chapter 11 bankruptcy proceedings. On December 18, 2024, the United States Bankruptcy Court for the District of Delaware, the Bankruptcy Court overseeing USNC’s bankruptcy held a hearing where it approved the sale of the USNC Assets to us. The acquisition of the USNC Assets closed on January 10, 2025.

The USNC Assets also included certain Canadian Assets, including three contracts with Canadian authorities, the equity interests of a Canadian partnership and rights related to a demonstration project related to the KRONOS Business in Canada, the transfer of which need the consent of certain Canadian governmental entities (the “Canadian Consents”), with an escrow of $250,000 deposited at the USNC closing securing the Canadian Consents. If the Canadian Consents are not received within 90 days after the closing, we shall have the right to terminate the acquisition of the Canadian Assets and receive the return of the $250,000 escrow. In connection with our acquisition of the USNC Assets, to better facilitate the Canadian Consents and to continue diligence of the Canadian partnership and other Canadian Assets, we assigned our rights to the Canadian Assets to Jay Jiang Yu, our founder, President, Secretary and Treasurer, and Chairman of the Board, and certain Canadian entities owned or controlled by Mr. Yu (the “Yu Entities”). In exchange, on January 10, 2025, we entered into an option agreement with Mr. Yu and Yu Entities, pursuant to which we received an option back from Mr. Yu and Yu Entities to acquire for nominal consideration, for a period of five years after the receipt by the Yu Entities of the Canadian Assets upon receiving the Canadian Consents, any or all of the equity interests of the Yu Entities or the Canadian partnership, the other Canadian Assets or the material assets and business of the Canadian partnership.

Company Policies on Related Party Transactions

A “Related Party Transaction” is a transaction, arrangement, or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $100,000 in any one fiscal year, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:

●	any person who is, or at any time during the applicable period was, one of our executive officers, one of our directors, or a nominee to become one of our directors;

●	any person who is known by us to be the beneficial owner of more than 5.0% of any class of our voting securities;

●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5.0% of any class of our voting securities, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5.0% of any class of our voting securities; and

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●	any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest in any class of our company’s voting securities.

In general, our Audit Committee reviews all material facts of all Related Party Transactions and either approve or disapprove entry into the Related Party Transaction, subject to certain limited exceptions such as when a member of the Audit Committee is a Related Person in the transaction at hand. In determining whether to approve or disapprove entry into a Related Party Transaction, our Audit Committee shall consider, among other factors, the following: (i) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and (ii) the extent of the Related Person’s interest in the transaction. Further, the policy will require that all Related Party Transactions required to be disclosed in our filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.

Anti-Takeover Effects of Certain Provisions of Our Bylaws

Provisions of our Bylaws could make it more difficult to acquire us by means of a merger, tender offer, proxy contest, open market purchases, removal of incumbent directors and otherwise. These provisions, which are summarized below, are expected to discourage types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because negotiation of these proposals could result in an improvement of their terms.

Vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled by a majority of the remaining directors on the board.

Bylaws. Our Articles of Incorporation and Bylaws authorizes the Board to adopt, repeal, rescind, alter or amend our Bylaws without stockholder approval.

Removal. Except as otherwise provided, a director may be removed from office only by the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding stock entitled to vote.

Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders for any purpose or purposes may be called at any time only by the Board or by our Secretary following receipt of one or more written demands from stockholders of record who own, in the aggregate, at least 15% the voting power of our outstanding stock then entitled to vote on the matter or matters to be brought before the proposed special meeting.

Effects of authorized but unissued Common Stock and blank check preferred stock. One of the effects of the existence of authorized but unissued Common Stock and undesignated preferred stock may be to enable our Board to make more difficult or to discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, the Board were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

In addition, our Articles of Incorporation grants our Board broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of Common Stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our company.

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Cumulative Voting. Our Articles of Incorporation does not provide for cumulative voting in the election of directors, which would allow holders of less than a majority of the stock to elect some directors.

Choice of Forum

Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, a state or federal court located in the State of Nevada shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of our company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer or other employee of our company to us or our stockholders, (iii) any actions asserting a claim arising pursuant to any provision of the NRS, our Articles of Incorporation or our Bylaws, in each case as amended, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to such court having personal jurisdiction over the indispensable parties named as defendants therein (the “Nevada Forum Provision”). This, however, shall not apply to claims or causes of action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (which we refer to herein as the Securities Act), or the Exchange Act, or any other claim for which the federal courts have exclusive jurisdiction. Our Bylaws further provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Federal Forum Provision”). In addition, our Bylaws provide that any person or entity purchasing or otherwise acquiring any interest in shares of our common stock is deemed to have notice of and consented to the Nevada Forum Provision and the Federal Forum Provision.

Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the Nevada Forum Provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. We note, however, that there is uncertainty as to whether a court would enforce this provision and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder.

We recognize that the Nevada Forum Provision and the Federal Forum Provision in our Bylaws may impose additional litigation costs on stockholders in pursuing any such claims, particularly if the stockholders do not reside in or near the State of Nevada. Additionally, the Nevada Forum Provision and the Federal Forum Provision may limit our stockholders’ ability to bring a claim in a forum that they find favorable for disputes with us or our directors, officers or employees, which may discourage such lawsuits against us and our directors, officers and employees even though an action, if successful, might benefit our stockholders. If the Federal Forum Provision is found to be unenforceable, we may incur additional costs associated with resolving such matters. The Federal Forum Provision may also impose additional litigation costs on stockholders who assert that the provision is not enforceable or invalid. The competent courts of the State of Nevada and the United States District Court may also reach different judgments or results than would other courts, including courts where a stockholder considering an action may be located or would otherwise choose to bring the action, and such judgments may be more or less favorable to us than our stockholders.

Indemnification of Directors and Officers

Our governing documents provide that to the fullest extent permitted under the NRS (including, without limitation, to the fullest extent permitted under NRS 78.7502 and 78.751(3)) and other applicable law, that we shall indemnify our directors and officers in their respective capacities as such and in any and all other capacities in which any of them serves at our request.

Nevada Revised Statutes (“NRS”) 78.138(7) provides that, subject to limited statutory exceptions and unless the articles of incorporation or an amendment thereto provide for greater individual liability, a director or officer is not individually liable to a corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (i) the act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and (ii) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

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NRS 78.7502(1) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. NRS 78.7502(2) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the person in connection with the defense or settlement of the action or suit if the person (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

NRS 78.7502(3) provides that any discretionary indemnification pursuant to NRS 78.7502 (unless ordered by a court or advanced pursuant to NRS 78.751(2)), may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances. The determination must be made (i) by the stockholders; (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. NRS 78.751(2) provides that the corporation’s articles of incorporation or bylaws, or an agreement made by the corporation, may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

Under the NRS, the indemnification pursuant to NRS 78.7502 and advancement of expenses authorized in or ordered by a court pursuant to NRS 78.751:

●	Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in the person’s official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court pursuant to NRS 78.7502 or for the advancement of expenses made pursuant to NRS 78.751(2), may not be made to or on behalf of any director or officer if a final adjudication establishes that the director’s or officer’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action; and

●	Continues for a person who has ceased to be a director, officer, employee, or agent and inures to the benefit of the heirs, executors and administrators of such a person.

A right to indemnification or to advancement of expenses arising under a provision of the articles of incorporation or any bylaw is not eliminated or impaired by an amendment to such provision after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

Transfer Agent

The transfer agent and registrar for our Common Stock is VStock Transfer, LLC. The transfer agent and registrar’s address is 18 Lafayette Place, Woodmere, New York 11598. The transfer agent’s telephone (212) 828-8436.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 10 Times Square, 30th Floor, New York, New York 10018, in writing not later than February 13, 2026.

Stockholders intending to present a proposal at our 2026 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary must receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting of stockholders. The notice must contain the information required by our Bylaws. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, then our Secretary must receive such written notice not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by us fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. Therefore, unless otherwise notified, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting no later than the close of business on February 13, 2026 and no earlier than the close of business on January 14, 2026. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

In addition to satisfying the advance notice requirements under the Bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Size and Structure

Our Bylaws provide that the number of directors shall be established from time to time by our Board of Directors pursuant to resolution adopted by a majority of the full Board of Directors. Our Board of Directors has fixed the number of directors at six, and we currently have six directors serving on the Board.

Our Bylaws provide that the business and affairs of the Company shall be managed under the direction of a Board of Directors which shall consist of not less than one (1) director and not more than fifteen (15) directors. Directors must stand for re-election no later than the annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders, unless the Board determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation or removal.

Current Directors and Terms

Our current directors, their respective positions and initial terms of office are set forth below.

Name	Age	Positions Held	Initial Term of Office
James Walker	42	Chief Executive Officer, Head of Reactor Development and Director	April 23, 2025
Jay Jiang Yu	44	President, Secretary, Treasurer, and Chairman of the Board of Directors	April 23, 2025
Dr. Tsun Yee Law	41	Independent Director	April 23, 2025
Diane Hare	35	Independent Director	April 23, 2025
Dr. Kenny Yu	37	Independent Director	April 23, 2025

Nominees for Director

All current directors have been nominated by the Board to stand for election. As the directors’ current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, all directors will each serve for a term expiring at the annual meeting to be held in 2026 (the “2026 Annual Meeting”) and the election and qualification of her or his successor, or until her or his earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees

This Proxy Statement contains certain biographical information as of the Record Date for each nominee for director (refer to Executive Officers and Directors section), including all positions she or he holds, her or his principal occupation and business experience, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director.

We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of Jay Jiang Yu, James Walker, Dr. Tsun Yee Law, Diane Hare and Dr. Kenny Yu as directors to hold office until the 2026 Annual Meeting and until their respective successors have been duly elected and qualified.

Unless marked otherwise, proxies received will be voted FOR proposal No. 1.

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PROPOSAL NO. 2:

APPROVAL OF OUR 2025 EQUITY INCENTIVE PLAN

Proposal Summary

On February 28, 2025, the Board approved, subject to the approval of our stockholders, the Nano Nuclear Energy Inc. 2025 Equity Incentive Plan (the “2025 Plan”). The 2025 Plan is intended to replace the 2023 Stock Option Plans. The 2023 Stock Option Plans will be automatically replaced and superseded by the 2025 Plan on the date on which the 2025 Plan is approved by our stockholders. If stockholder approval is not received, the 2023 Stock Option Plans will remain in place, pursuant to their terms, until they expire.

If the 2025 Plan is approved, as of its effective date, a total of 4,750,000 shares plus any shares available for issuance under the 2023 Stock Option Plans as of the 2025 Plan’s effective date will initially be available for future awards under the 2025 Plan. This amount may increase annually pursuant to the 2025 Plan’s “evergreen” provision. No awards will be granted under the 2023 Stock Option Plans or any other prior plan on or after the effective date of the 2025 Plan. We anticipate that the 2025 Plan’s share reserve will allow it to operate for several years, although this could change based on other factors, including but not limited to merger and acquisition activity.

We believe that equity-based awards are an important part of our overall compensation program and want to ensure that we have a modern equity program and a sufficient number of shares available to adequately incentivize our officers, employees, directors and consultants. As of September 30, 2024, we had 3,539,000 stock options (with weighted-average exercise price of $2.34 and weighted-average remaining contractual life of 1.59 years) outstanding under the 2023 Stock Option Plans. We did not have any other equity awards outstanding under the 2023 Stock Option Plans or any other equity plan as of that date.

The Board believes the potential dilution from equity issuances to be made under the 2025 Plan is reasonable and that approval of the 2025 Plan is important in that it allows us to continue awarding equity incentives, which are an important component of our overall equity compensation program. In addition, the 2025 Plan contains stockholder-friendly governance provisions, including:

●	It prohibits the repricing of stock options and SARs without stockholder approval and prohibits the grant of stock options and SARs with discounted exercise prices;
●	It imposes a $500,000 limit on the total cash compensation paid and the aggregate grant date fair value of stock awarded to any non-employee director during any 12-month period (except for any non-employee director’s first year of service); and
●	It contains robust clawback language.

Summary of Material Terms of the 2025 Plan

The following is a summary of the material features of the 2025 Plan. This summary is qualified in its entirety by the full text of the 2025 Plan, a copy of which is included as Annex A to this Proxy Statement.

Purpose

The purpose of the 2025 Plan is to enhance the ability of the Company to attract, retain and motivate persons who make important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to assist in further aligning the interests of directors, employees, and consultants with those of our stockholders.

Eligibility

The Administrator (as defined below) may grant awards to any director, employee or consultant of the Company or its subsidiaries. Only employees are eligible to receive incentive stock options. As of the date of this Proxy Statement, approximately 51 individuals will be eligible to participate in the 2025 Plan, which includes approximately three non-employee directors, 12 full-time employees, 10 part-time employees, and 26 consultants.

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Administration

The 2025 Plan will be administered by the Board of Directors (the “Board”) or one or more committees or subcommittees of the Board, which will be comprised, unless otherwise determined by the Board, solely of not less than two members who will be non-employee directors (a “Committee”), or any officer that has been delegated administrative authority pursuant to the 2025 Plan for the duration such delegation is in effect (collectively, the “Administrator”). The Administrator, which initially will be the Compensation Committee of our Board of Directors, will have full power to (i) designate participants; (ii) determine the type or types of awards to be granted to a participant; (iii) determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited, or suspended, and the method or methods by which awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares, other securities, other awards or other property and other amounts payable with respect to an award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the 2025 Plan and any instrument or agreement relating to, or award granted under, the 2025 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the administrator shall deem appropriate for the proper administration of the 2025 Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards; (x) to reprice existing awards or to grant awards in connection with or in consideration of the cancellation of an outstanding award with a higher price; and (xi) make any other determination and take any other action that the administrator deems necessary or desirable for the administration of the 2025 Plan.

Share Reserve

The maximum aggregate number of shares of Common Stock that may be issued under the 2025 Plan is the sum of (A) 4,750,000, plus (B) any shares that are available under the 2023 Stock Option Plans as of the effective date of the 2025 Plan, plus (C) an increase commencing on January 1, 2026, and continuing annually on each anniversary thereof through and including January 1, 2035, equal to the lesser of (i) 5% of the shares of Common Stock outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of Common Stock as determined by the Board or the Committee.

10,000,000 shares of Common Stock may be issued upon the exercise of incentive stock options.

Shares issuable under the 2025 Plan may be authorized, but unissued, or reacquired. Shares underlying any awards under the 2025 Plan that are settled in cash, forfeited, canceled, repurchased, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the Shares available for issuance under the 2025 Plan, although shares shall not again become available for issuance as incentive stock options. Additionally, shares of Common Stock issued as “substitute awards” (as defined in the 2025 Plan) will not count against the 2025 Plan’s share limit, except substitute awards that are incentive stock options will count against the incentive stock option limit.

The share reserve described herein may be subject to certain adjustments in the event of certain changes in the capitalization of the Company (see Equitable Adjustments below).

Annual Limitation on Awards to Non-Employee Directors

The 2025 Plan contains a limitation whereby the value of all awards under the 2025 Plan and all other cash compensation paid by the Company to any non-employee director may not exceed $750,000 for the first calendar year a non-employee director is initially appointed to the Board, and $500,000 in any other calendar year.

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Types of Awards

The 2025 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent awards, and other stock- or cash-based awards (collectively, “awards”).

Stock Options. The 2025 Plan permits the granting of both options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and options that do not so qualify. Options granted under the 2025 Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the 2025 Plan.

The exercise price of each option will be determined by the Administrator, but such exercise price may not be less than 100% of the fair market value of one share of Common Stock on the date of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such share’s fair market value. The term of each option will be set by the Administrator and may not exceed ten (10) years from the date of grant (or five (5) years for an incentive stock option granted to a 10% or greater stockholder). The Administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of an option, the exercise price must be paid in full either in cash, check or, with approval of the Administrator, by surrender of other shares of Common Stock that meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company, by broker-assisted cashless exercise, by delivery of a notice of “net exercise” to the Company, such other consideration and method of payment to the extent permitted by applicable law, or any combination of the foregoing methods of payment.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Common Stock or cash, equal to the value of the appreciation in the Company’s stock price over the exercise price, as set by the Administrator and which will be at least equal to the fair market value of a share of Common Stock on the grant date. The term of each stock appreciation right will be set by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

Restricted Stock. A restricted stock award is an award of shares of Common Stock that vest in accordance with the terms and conditions established by the Administrator. The Administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive cash dividends, if applicable.

Restricted Stock Units. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The Administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in Common Stock, cash, other securities, other property, or a combination of the foregoing, as determined by the Administrator.

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The holders of restricted stock units will have no voting rights. Prior to settlement or forfeiture, restricted stock units awarded under the 2025 Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents.

Performance Awards. The Administrator has the authority to grant stock options, stock appreciation rights, restricted stock, or restricted stock units as a performance award, which means that such awards vest at least in part upon the attainment of one or more specified performance criteria. For each performance period, the Administrator will have the sole authority to select the length of such performance period, the types of performance award to be granted, the performance criteria that will be used to establish the performance goals, and the level(s) of performance which shall result in a performance award being earned. At any time, the Administrator may adjust or modify the calculation of a performance goal for a performance period, to appropriately reflect any circumstance or event that occurs during a performance period and that in the Administrator’s sole discretion, warrants adjustment or modification. Depending on the type of performance award granted, the previously discussed terms and conditions will also apply to a performance award.

Performance criteria for a performance award may be based on the attainment of specific levels of performance of the Company (and/or one or more subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more subsidiaries as a whole or any business unit(s) of the Company and/or one or more subsidiaries or any combination thereof, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Administrator deems appropriate, or as compared to various stock market indices.

Dividend Equivalents. An award of dividend equivalents entitles the holder to be credited with an amount equal to all dividends paid on one share of Common Stock while the holder’s tandem award is outstanding. Dividend equivalents may be paid currently or credited to an account for the participant, settled in cash or Common Stock, and subject to the same restriction on transferability and forfeitability as the award with respect to which the dividend equivalents are granted.

Other Stock- or Cash-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the 2025 Plan and/or cash awards made outside of the 2025 Plan. The Administrator shall have authority to determine the service providers to whom and the time or times at which other stock-based awards shall be made, the amount of such other stock-based awards, and all other conditions of the other stock-based awards, including any dividend and/or voting rights. The Administrator may grant cash awards in such amounts and subject to such performance or other vesting criteria and terms and conditions as the Administrator may determine.

Repricing

Notwithstanding anything to the contrary in the 2025 Plan, unless a repricing is approved by shareholders, in no case may the Administrator (i) amend an outstanding option or stock appreciation right to reduce the exercise price of the award, (ii) cancel, exchange, or surrender an outstanding option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (iii) cancel, exchange, or surrender an outstanding option or stock appreciation right in exchange for an option or stock appreciation right with an exercise price that is less than the exercise price of the original award.

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Tax Withholding

Participants in the 2025 Plan are responsible for the payment of any federal, state, or local taxes that the Company or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Without limitation, the Administrator may, in its sole discretion, permit a participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the participant having a fair market value equal to such withholding liability, (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the award a number of shares of Common Stock with a fair market value equal to such withholding liability, (C) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a participant, (D) accepting a payment from the participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company, or (E) if there is a public market for the shares of Common Stock at the time the withholding obligation for a tax obligation is to be satisfied, selling shares issued pursuant to the award creating the withholding obligation. The amount withheld pursuant to any of the foregoing payment forms will be determined by the Company and may be up to (but not in excess of) the aggregate amount of such obligations based on the maximum statutory withholding rates in the participant’s jurisdiction for all tax obligations that are applicable to such taxable income.

Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting the Common Stock, the Administrator will adjust (i) the number and class of shares which may be delivered under the 2025 Plan (or number and kind of other securities or other property); (ii) the number, class and price (including the exercise or strike price of options and stock appreciation rights) of shares of Common Stock subject to outstanding awards, (iii) any applicable performance criteria, performance period, and other terms and conditions of outstanding performance awards, and (iv) the 2025 Plan’s numerical limits.

Change in Control

In the event of a change in control (as defined in the 2025 Plan), each outstanding award shall be assumed or an equivalent award substituted by the acquiring or successor corporation or a parent of the acquiring or successor corporation. Unless determined otherwise by the Administrator, if a successor refuses to assume or substitute for the award, (A) the participant will fully vest in and have the right to exercise the award, (B) all applicable restrictions will lapse, and (C) all performance objectives and other vesting criteria will be deemed achieved at targeted levels.

Transferability of Awards

Unless determined otherwise by the Administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to a participant’s estate or legal representative, and may be exercised, during the lifetime of the participant, only by the participant.

Term

The 2025 Plan became effective on February 28, 2025, the date it was adopted by our Board, and, unless terminated earlier, the 2025 Plan will continue in effect for a term of ten (10) years.

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Amendment and Termination

Our Board may amend, alter, suspend or terminate the 2025 Plan at any time. No amendment or termination of the 2025 Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and the Company. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of shares of Common Stock available for issuance under the 2025 Plan and (ii) to change the persons or class of persons eligible to receive awards under the 2025 Plan.

Recoupment Policy

All awards granted under the 2025 Plan, all amounts paid under the 2025 Plan, and all shares of Common Stock issued under the 2025 Plan shall be subject to reduction, recoupment, clawback, or recovery by the Company in accordance with applicable laws and with Company policy.

Form S-8

The Company intends to file with the SEC a registration statement on Form S-8 covering the shares of Common Stock issuable under the 2025 Plan.

Securities Authorized for Issuance under Equity Compensation Plans

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved By Security Holders	3,033,000	2.32	1,749,315
Equity Compensation Plans Not Approved By Security Holders	-	-	-
Total	3,033,000	2.32	1,749,315

For more information related to our 2023 Stock Option Plans, please refer to the Executive and Director Compensation section on page 14.

Material United States Federal Income Tax Considerations

The following is a general summary under current law of the material U.S. federal income tax considerations related to awards and certain transactions under the 2025 Plan, based upon the current provisions of the Code and regulations promulgated thereunder. This summary deals with the general federal income tax principles that apply and is provided only for general information. It does not describe all federal tax consequences under the 2025 Plan, nor does it describe state, local, or foreign income tax consequences or federal employment tax consequences. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

The 2025 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

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Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares of Common Stock, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) neither the Company nor its subsidiaries will be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If the shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares) over the option exercise price thereof, and (ii) the Company or its subsidiaries will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Common Stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Nonqualified Options. No income is generally realized by the optionee at the time a nonqualified option is granted. Generally, (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock issued on the date of exercise, and the Company or its subsidiaries receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the nonqualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value of the Common Stock over the exercise price of the option.

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Awards and Other Stock- and Cash-Based Awards. The current federal income tax consequences of other awards authorized under the 2025 Plan generally follow certain basic patterns: (i) stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified options; (ii) nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the Common Stock over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); and (iii) restricted stock units, dividend equivalents, and other stock- or cash-based awards are generally subject to tax at the time of payment. The Company or its subsidiaries generally should be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the participant at the time the participant recognizes such income.

The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares of Common Stock acquired from a stock appreciation right, restricted stock, restricted stock unit, dividend equivalent award, or other stock-based award will be the amount paid for such shares plus any ordinary income recognized when the shares were originally delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Performance Awards. The tax consequences of performance awards will generally mirror those of the underlying award type, each of which is discussed above.

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Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to either the Company or its subsidiaries, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award under the 2025 Plan. In general, stock options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. Restricted stock awards are not generally subject to Section 409A. Restricted stock units are subject to Section 409A unless they are settled within two and one-half months after the end of the later of (1) the end of the Company’s fiscal year in which vesting occurs or (2) the end of the calendar year in which vesting occurs. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% federal tax and premium interest in addition to the federal income tax at the participant’s usual marginal rate for ordinary income.

New Plan Benefits

No awards have been previously granted under the 2025 Plan and no awards have been granted that are contingent on stockholder approval of the 2025 Plan. The awards that are to be granted to any participant or group of participants are indeterminable at the date of this Proxy Statement because participation and the types of awards that may be granted under the 2025 Plan are subject to the discretion of the Administrator. Consequently, no new plan benefits table is included in this Proxy Statement.

The full text of the 2025 Plan is attached to this proxy statement as Annex A and the foregoing discussion is qualified in its entirety by reference to such text.

The Board recommends that stockholders vote “FOR” the approval of the Nano Nuclear Energy Inc. 2025 Equity Incentive Plan.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 2.

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PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF WITHUMSMITH+BROWN, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025.

Overview

The Audit Committee of our Board appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations.

In February 2025, our Audit Committee appointed WithumSmith+Brown, PC (“Withum”) as our registered independent accounting firm for our fiscal year ending September 30, 2025. Withum also served as our registered independent accounting firm for our fiscal years ending September 30, 2023 and 2024. Neither such accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services.

Stockholder ratification of such selection is not required by our Bylaws or other applicable laws. However, our Board is submitting the selection of WithumSmith+Brown, PC to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Audit and Non-Audit Fees

The following table sets forth the fees billed by our independent accountant, WithumSmith+Brown, PC (or Withum) for the fiscal years ended September 30, 2024 and 2023.

	Year Ended September 30,
	2024	2023
Audit fees	$235,200	$171,600
Audit-related fees	$-	$-
Tax fees	$12,792	$10,400
All other fees	$-	$-

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the audit of our annual financial statements, review of the financial information include in our filings with the SEC for the years ended September 30, 2024 and 2023 totaled $235,200 and $171,600, respectively.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay any fees for consultations concerning financial accounting and reporting standards for the fiscal years ended September 30, 2024 and 2023.

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Tax Fees

Tax fees include professional services rendered in connection with tax compliance and preparation of tax returns, as well as for tax consulting and planning services. We paid Withum $12,792 and $10,400 for tax related fees for the fiscal years ended September 30, 2024 and 2023.

All Other Fees

All other fees relate to professional services are not included in the categories above. We did not pay any other fees for the fiscal years ended September 30, 2024 and 2023.

Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax, and any other services to be provided by our independent registered public accounting firm. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved 100% of all services provided by Withum during 2023 and 2024 fiscal years.

Attendance at Annual Meeting

It is not expected that representatives from Withum will be in attendance at the Annual Meeting.

Audit Committee Report

The Audit Committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Board Committees— Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the audit committee reviewed and discussed with management and Withum LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended September 30, 2024. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the SEC.

This has been furnished by the Audit Committee of the Board.

/s/ Dr. Tsun Yee Law

/s/ Diane Hare

/s/ Dr. Kenny Yu

Vote Sought

The proposal to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2025 will be approved if approved by a majority of the votes properly cast on this proposal.

Board Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2025.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 3.

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OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this proxy statement and the 2024 Annual Report by contacting VStock Transfer, LLC, in writing at 18 Lafayette Place, Woodmere, New York 11598 or via telephone at (212) 828-8436.

2024 ANNUAL REPORT

Our 2024 Annual Report, which is our Annual Report on Form 10-K for the fiscal year ended September 30, 2024, will be available at https://ts.vstocktransfer.com/irhlogin/NANONUCLEA. You can also access our 2024 Annual Report at https://ir.nanonuclearenergy.com/financial-information/sec-filings.

Our 2024 Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2024 Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the Secretary, Nano Nuclear Energy Inc., 10 Times Square, 30th Floor, New York, New York 10018.

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Annex A

NANO NUCLEAR ENERGY, INC.

2025 EQUITY INCENTIVE PLAN

1.	Purpose

The Plan’s purpose is to attract, retain, and motivate persons who make important contributions to the Company by providing these individuals with the opportunity to acquire Shares. Additionally, the Plan is intended to align the interests of these individuals to those of the Company’s other shareholders.

2.	Definitions

2.1.	Administrator means the Board or a Committee to the extent the Board’s powers and authorities under the Plan have been delegated to a Committee. “Administrator” also includes any officer that has been delegated authority pursuant to Section 4.2 for such time as such delegation is in effect.

2.2.	Affiliate means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Board or a Committee, any person or entity in which the Company has a significant interest as determined by the Board or a Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

2.3.	Applicable Law means any applicable law, including without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder, (ii) corporate, securities, tax or other laws, statutes, rules, requirements, or regulations, whether federal, state, local, or foreign, and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded.

2.4.	Award means an Option award, Stock Appreciation Right award, Restricted Stock award, Restricted Stock Unit award, Performance Award, Dividend Equivalents award, or Other Stock or Cash Based Award granted to a Participant under the Plan.

2.5.	Award Agreement means an agreement (written or electronic) made and delivered in accordance with Section 12.3 of this Plan evidencing the grant of an Award hereunder.

2.6.	Board means the Board of Directors of the Company.

2.7.	Cause means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the Participant’s Disability, or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance or breach of fiduciary duty to the Company or Affiliate by the Participant; (C) the commission by the Participant of an act of fraud, embezzlement or any felony or other crime of dishonesty in connection with the Participant’s duties to the Company or Affiliate; or (D) the Participant’s conviction of, or plea of nolo contendere to, a felony or any other crime that would materially and adversely affect: (i) the business reputation of the Company or Affiliate or (ii) the performance of the Participant’s duties to the Company or an Affiliate. Any determination of whether Cause exists shall be made by the Administrator in its sole discretion.

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2.8.	Change in Control shall, in the case of a particular Award, unless the applicable Award Agreement provides otherwise or contains a different definition of “Change in Control” be deemed to occur upon:

2.8.1.	A tender offer (or series of related offers) which is made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity are owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the commencement of such offer), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

2.8.2.	The consummation of the Company’s merger or consolidation with another corporation, unless as a result of such merger or consolidation, more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction); provided, that a merger or consolidation of the Company with another company which is controlled by persons owning more than 50% of the outstanding voting securities of the Company shall constitute a Change in Control unless the Administrator, in its discretion, determine otherwise, or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

2.8.3.	The consummation of the Company’s sale of substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

2.8.4.	The consummation of a transaction, or series of transactions, in which a Person acquires 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates; or

2.8.5.	The Incumbent Directors cease to constitute a majority of the Board for any reason.

For purposes of this Section 2.8, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) under the Exchange Act.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award or portion thereof that provides for the deferral of compensation that is subject to Section 409A, then to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described above in this Section 2.8 with respect to such Award or portion thereof shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

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The Administrator shall have the authority, in its sole discretion, to determine whether a Change in Control has occurred, the effective date of such Change in Control, and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9.	Clawback Policies means any policy of the Company regarding the reduction, recoupment, clawback or recovery of compensation, as such policies may be amended from time to time. “Clawback Policies” includes the Company’s policies to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Law, as well as any implementing regulations and/or listing standards.

2.10.	Code means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, regulations or guidance.

2.11.	Committee means one or more committees or subcommittees of the Board, which shall be comprised, unless otherwise determined by the Board, solely of not less than two members who shall be (i) Non-Employee Directors, and (ii) “Non-Employee Directors” within the meaning of Rule 16b-3.

2.12.	Common Stock means the common stock, par value $0.0001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

2.13.	Company means Nano Nuclear Energy, Inc., a Nevada corporation.

2.14.	Consultant means any person, including any adviser, engaged by the Company or a Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company or a Subsidiary, (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

2.15.	Designated Beneficiary means, if permitted by the Company, the beneficiary or beneficiaries the Participant designates, in a manner the Company determines, to receive amounts due or exercise the Participant’s rights if the Participant dies. If a Participant does not make an effective designation, then the “Designated Beneficiary” will mean the Participant’s estate or legal heirs.

2.16.	Director means a Board member.

2.17.	Disability means a permanent and total disability under Code Section 22(e)(3).

2.18.	Dividend Equivalents means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalents shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.

2.19.	Effective Date has the meaning ascribed to such term in Section 21.

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2.20.	Employee means any employee of the Company or any of its Subsidiaries.

2.21.	Exchange Act means the United States Securities Exchange Act of 1934, as amended, and all regulations, guidance, and other interpretive authority issued thereunder.

2.22.	Fair Market Value means unless otherwise provided by the Administrator in accordance with Applicable Law, on a given date, (i) if the Shares are listed on a national securities exchange, the closing sales price on the principal exchange of the Shares on such date, as reported in The Wall Street Journal or another source the Administrator deems reliable, or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Shares are not listed on a national securities exchange, the mean between the bid and offered prices as quoted by any nationally recognized interdealer quotation system for such date, as reported in The Wall Street Journal or another source the Administrator deems reliable, provided that if the Shares are not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Administrator determines in good faith to be reasonable and in compliance with Section 409A.

2.23.	GAAP means United States Generally Accepted Accounting Principles.

2.24.	Greater Than 10% Shareholder means an individual then owning (within the meaning of Code Section 424(d)) more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

2.25.	Incentive Stock Option means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Code Section 422.

2.26.	Incumbent Directors means, for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clause 2.8.1 or 2.8.3 of the Change in Control definition) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.27.	Non-Employee Director means a Director who is not an Employee.

2.28.	Nonqualified Option means an Option that by its terms, or in operation, does not qualify or is not intended to qualify as an Incentive Stock Option.

2.29.	Option means an Award granted pursuant to Section 6 hereof (excepting Stock Appreciation Rights) to purchase a specified number of Shares at a specified price per Share during a specified time period, each as specified in an Award Agreement. An Option may be either an Incentive Stock Option or a Nonqualified Option.

2.30.	Other Stock or Cash Based Awards means cash awards, awards of Shares, and other awards valued by reference to or based on, Shares or other property.

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2.31.	Parent means a “parent corporation,” whether now or hereafter existing, as defined by Code Section 424(e).

2.32.	Participant means a Service Provider who has been granted an Award.

2.33.	Performance Award means an Award granted hereunder that vests or is earned based at least in part upon the attainment of performance criteria established by the Administrator.

2.34.	Period of Restriction means the period during which the transfer of Restricted Stock is subject to restrictions and a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of certain performance criteria, or the occurrence of other events as determined by the Administrator.

2.35.	Person means as defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

2.36.	Plan means this Nano Nuclear Energy, Inc. 2025 Equity Incentive Plan.

2.37.	Prior Plans means, collectively, the Nano Nuclear Energy, Inc. 2023 Stock Option Plan, established February 10, 2023, and the Nano Nuclear Energy, Inc. 2023 Stock Option Plan #2, established June 7, 2023.

2.38.	Restricted Stock means Shares, subject to a Period of Restriction or certain other specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous service for a specified period of time), granted under Section 7 or issued pursuant to the early exercise of an Option.

2.39.	Restricted Stock Unit or RSU means an unfunded and unsecured promise to deliver Shares, cash, other securities, or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous service for a specified period of time), granted under Section 8.

2.40.	Restrictive Covenant means any non-competition, non-solicitation, confidentiality, non-disparagement, non-disclosure, or similar agreement between a Participant and the Company or an Affiliate.

2.41.	Rule 16b-3 means Rule 16b-3 promulgated under the Exchange Act, as amended.

2.42.	Securities Act means the United States Securities Act of 1933, as amended, and all regulations, guidance, and other interpretive authority issued thereunder.

2.43.	Section 409A means Code Section 409A and the regulations and other guidance promulgated thereunder by the United States Treasury Department, as amended.

2.44.	Service Provider means an Employee, Consultant, or a Director.

2.45.	Share Limit has the meaning ascribed to such term in Section 5.1.

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2.46.	Shares means shares of Common Stock.

2.47.	Stock Appreciation Right or SAR means a right granted under Section 6 hereof to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.

2.48.	Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined by Code Section 424(f).

2.49.	Substitute Awards means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.50.	Tax Obligations means any United States and non-United States federal, state, and/or local taxes, including income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax, and any employer tax liability which has been transferred to a Participant, for which a Participant is liable in connection with Awards and/or Shares.

2.51.	Termination of Service means the time at which a Participant has terminated from all service with the Company and its Affiliates, for any reason. A Termination of Service shall occur when a Participant is no longer a Consultant, Employee, or Non-Employee Director. The Company, in its sole discretion, shall make all determinations regarding whether a Termination of Service has occurred.

3.	Eligibility

Service Providers are eligible to receive Awards pursuant to the Plan, subject to the Plan’s conditions and limitations. No Service Provider shall have any right to be granted an Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Service Providers, Participants, or other persons uniformly.

4.	Administration

4.1.	Generally. The Plan will be administered by the Administrator. The Administrator is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations, and to take such action in connection with the Plan and any benefits granted hereunder as it deems necessary or advisable. Without limiting the foregoing, the Administrator shall have the sole discretion to (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Administrator shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) to reprice existing Awards or to grant Awards in connection with or in consideration of the cancellation of an outstanding Award with a higher price; and (xi) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan. All determinations and interpretations made by the Administrator shall be binding and conclusive on all Participants and their legal representatives.

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4.2.	Delegation. The Board or a Committee may delegate its powers and authorities to one or more Committees or officers of the Company, provided, however, that no officer of the Company or any Subsidiary may be delegated authority to grant, amend, modify, make any administrative determination to, or cancel any Awards held by either (A) any person subject to Section 16 of the Exchange Act or (B) an officer who has been delegated any authority under the Plan. All delegations shall be subject to terms and conditions determined by the Board or a Committee. Any delegation of authority under the Plan may be revoked at any time. Regardless of any delegation, the Board or a Committee may act as the Administrator at any time in accordance with Applicable Law.

4.3.	Liability. Neither the Administrator nor any employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence, or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Administrator and any agent of the Administrator who is an employee of the Company, a Subsidiary, or an Affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

4.4.	Administrative Delegation and Reliance. The Administrator may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Administrator, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Administrator or such person may have under the Plan. The Administrator may employ such legal or other counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant, or agent.

5.	Plan Limits

5.1.	Number of Shares Available for Issuance. Subject to the provisions of Section 11, the maximum aggregate number of Shares that may be issued under the Plan shall be the sum of (A) 4,750,000, plus (B) any Shares that are available for issuance under the Prior Plans as of the Effective Date, plus (C) an increase commencing on January 1, 2026 and continuing annually on each anniversary thereof through and including January 1, 2035, equal to the lesser of (i) 5% of the Shares outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of Shares as determined by the Board or the Committee (the “Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.

5.2.	Share Recycling. Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if the Shares are tendered or withheld to satisfy any tax withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan, although such Shares shall not again become available for issuance as Incentive Stock Options. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if the Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

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5.3.	Incentive Stock Option Limit. No more than 10,000,000 Shares (subject to adjustment pursuant to Section 11) may be issued under the Plan upon the exercise of Incentive Stock Options.

5.4.	Substitute Awards. Substitute Awards shall not be counted against the Share Limit; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Options intended to qualify as Incentive Stock Options shall be counted against the Incentive Stock Option limit in Section 5.3. Additionally, Shares subject to Substitute Awards shall not be added to the Shares available for Awards under the Plan pursuant to Section 5.2. If the Company or any Subsidiary acquires or combines with a company that has shares available under an equity plan approved by shareholders and in place prior to such acquisition or combination (and not adopted in contemplation of such acquisition or combination), the available shares under the acquired or combined entity’s plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not count against the Share Limit (and Shares subject to such Awards may again become available for Awards under the Plan as provided in Section 5.2). Awards made from the available shares of an acquired or combined entity’s plan shall not be made after the date awards or grants could not be under the terms of the acquired or combined entity’s plan prior to the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate.

5.5.	Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding Non-Employee Director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $750,000 for such Service Provider’s first year of service as a Non-Employee Director and $500,000 for each year thereafter.

6.	Options and Stock Appreciation Rights

6.1.	General. The Administrator, at any time and from time to time, may grant Options or Stock Appreciation Rights under the Plan to Service Providers. Each Option or Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as the Administrator may impose from time to time, subject to the limitations in this Section 6. Any Option or Stock Appreciation Rights granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Exercising an Option or Stock Appreciation Right in any manner will decrease the number of Shares thereafter available for purchase under the Option or Stock Appreciation Right, by the number of Shares as to which the Option or Stock Appreciation Right is exercised.

6.2.	Exercise Price. The per share exercise price for Shares to be issued pursuant to exercise of an Option or Stock Appreciation Right will be determined by the Administrator; provided, however, that to avoid the imposition of taxes under Section 409A, the exercise price per Share shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant, subject to Section 5.4. In the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price for Shares subject to such Option or Stock Appreciation Right may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Code Sections 424 and 409A.

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6.3.	Exercise Period. Options and Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that no Option or Stock Appreciation Right shall be exercisable later than ten (10) years after the date it is granted. No portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable and the portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall automatically expire on the date of such Termination of Service. Options and Stock Appreciation Rights granted to an Employee who is a non-exempt employee for purposes of overtime pay under the United States Fair Labor Standards Act of 1938 shall not become exercisable earlier than six months after its date of grant. Options and Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such Award Agreement at the date of grant; provided, however, the Administrator may, in its sole discretion, later waive any such condition. If, prior an Option’s or Stock Appreciation Right’s exercise and prior to its termination, a Participant commits an act of Cause (to be determined by the Administrator), or violates a Restrictive Covenant, the Administrator may terminate the Participant’s right to exercise the Option or Stock Appreciation Right when it reasonably believes that the Participant may have participated in such act or violation.

6.4.	Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company (or such other person or entity designated by the Administrator) a notice of exercise, in a form and manner the Company approves, which may be written or electronic, signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, (a) payment in full of the exercise price for the number of Shares for which the Option is exercised in a manner consistent with Section 6.5 and (b) satisfaction in full of any withholding obligations for Tax Obligations in a manner specified in Section 12.5. The Administrator may, in its discretion, require that any partial exercise of an Option or Stock Appreciation Right be with respect to a minimum number of Shares.

6.5.	Payment Upon Exercise. To the extent permitted by Applicable Law, the Participant may pay the Option exercise price by cash, wire transfer, or check and, if approved by the Administrator, as determined in its sole discretion, by the following methods:

6.5.1.	surrender of other Shares that meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company (as determined by the Administrator);

6.5.2.	by a broker-assisted cashless exercise in accordance with procedures approved by the Administrator, whereby payment of the exercise price may be satisfied, in whole or in part, with Shares subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price;

6.5.3.	for a Nonqualified Option, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall surrender Shares then issuable upon the Nonqualified Option’s exercise valued at their Fair Market Value on the exercise date;

6.5.4.	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law;

6.5.5.	any combination of the foregoing methods of payment.

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6.6.	Incentive Stock Options.

6.6.1.	Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company, its Parent, or any Subsidiary) exceeds $100,000 (or such other limit established in the Code), such Options will be treated as Nonqualified Options. For purposes of this Section 6.6.1, Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option is granted.

6.6.2.	In the case of an Incentive Stock Option, the exercise price will be determined by the Administrator, but shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. The term of any Incentive Stock Option will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Greater Than 10% Shareholder, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement and the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

6.6.3.	No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Code Section 422(b)(1), provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Option unless and until such approval is obtained.

6.6.4.	In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Option appropriately granted under this Plan.

6.6.5.	By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within the later of (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, or other consideration, in such disposition or transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Code Section 422. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Code Section 422 for any reason, will be a Nonqualified Option.

7.	Restricted Stock

7.1.	Generally. The Administrator, at any time and from time to time, may grant Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine, subject to the limitations of this Section 7. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction and the applicable restrictions, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Restricted Stock may be awarded in consideration for (i) cash, check, bank draft or money order payable to the Company, (ii) past service, or (iii) any other form of legal consideration (including future Service) that may be acceptable to the Administrator, in its sole discretion, and permissible under Applicable Laws.

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7.2.	Restrictions; Voting Rights; Transferability. Unless the Administrator determines otherwise, Restricted Stock will be held by the Company as escrow agent until the restrictions on such Restricted Stock have lapsed. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. During the Period of Restriction, a Participant holding Restricted Stock may exercise the voting rights applicable to those restricted Shares, unless the Administrator determines otherwise. Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.3.	Dividends and Other Distributions. Except as provided in the Award Agreement, during the Period of Restriction, a Participant holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock. If any such dividends or distributions are paid in Shares, such Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

7.4.	Return of Restricted Stock to the Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be forfeited and will revert to the Company and again will become available for grant under the Plan.

7.5.	Section 83(b) Election. If a Participant makes an election under Code Section 83(b) to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Code Section 83(a), such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

8.	Restricted Stock Units (RSUs)

8.1.	Generally. The Administrator, at any time and from time to time, may grant RSUs under the Plan to Service Providers. Each RSU shall be subject to such terms and conditions as are consistent with the Plan and as the Administrator may impose from time to time, subject to this Section 8. Each Award of RSUs will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions related to the grant, including the number of RSUs and such other terms and conditions as the Administrator, in its sole discretion, will determine. A Participant holdings RSUs will have only the rights of a general unsecured creditor of the Company until delivery of Shares, cash, other securities, other property, or a combination of the foregoing.

8.2.	Vesting and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the Participant. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of RSUs, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

8.3.	Form and Timing of Payment. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned RSUs in Shares, cash, other securities, other property, or a combination of the foregoing. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the fair market value of the Shares as of the date on which the restricted period lapsed with respect to such RSUs, less an amount equal to any taxes required to be withheld or paid. The Administrator may provide that RSUs will be deferred, on a mandatory basis or at the Participant’s election, subject to compliance with Applicable Law.

8.4.	Voting. The holders of RSUs shall have no voting rights as the Company’s shareholders.

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9.	Performance Awards

9.1.	Generally. The Administrator shall have the authority to designate any Award described in Sections 6 through 8 of the Plan as a Performance Award. Additionally, the Administrator shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Award.

9.2.	Discretion of Administrator. The Administrator shall have the discretion to establish the terms, conditions, and restrictions of any Performance Award. For each performance period, the Administrator shall have the sole authority to select the length of such performance period, the types of Performance Awards to be granted, the performance criteria that will be used to establish the performance goals, and the level(s) of performance which shall result in a Performance Award being earned.

9.3.	Performance Criteria. The Administrator may establish performance-based conditions for an Award as specified in the Award Agreement, which may be based on the attainment of specific levels of performance of the Company (and/or one or more Subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Subsidiaries as a whole or any business unit(s) of the Company and/or one or more Subsidiaries or any combination thereof, as the Administrator may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Administrator, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance criteria specified in this paragraph. Any performance criteria that are financial metrics, may be determined in accordance with GAAP or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

9.4.	Modification of Performance Goals. At any time, the Administrator may adjust or modify the calculation of a performance goal for a performance period, to appropriately reflect any circumstance or event that occurs during a performance period and that in the Administrator’s sole discretion, warrants adjustment or modification. Adjustments the Administrator may make include but are not limited to the following: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual and/or infrequently occurring items; (vi) acquisitions or divestitures; (vii) discontinued operations; (viii) any other specific unusual or infrequently occurring or non-recurring events, or objectively determinable category thereof; (ix) foreign exchange gains and losses; and (x) a change in the Company’s fiscal year.

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9.5.	Terms and Conditions to Payment. Except as otherwise provided in an Award Agreement, a Participant must be employed by the Company on the last day of a performance period to be eligible to vest and receive Shares, cash, or other consideration in respect of a Performance Award for such performance period. A Participant shall be eligible to receive payment in respect of a Performance Award only to the extent that the performance goals for such period are achieved and any other vesting conditions specified in the Participant’s Award Agreement are satisfied. Following the completion of a performance period, the Administrator shall determine whether, and to what extent, the performance goals for the performance period have been achieved and determine the number of Shares, cash or other consideration that will be settled pursuant to Performance Awards.

9.6.	Timing of Award Payments. Except as provided in an Award agreement, Performance Awards granted for a performance period shall be paid to Participants as soon as administratively practicable following the Administrator’s determination in accordance with Section 9.5.

10.	Other Awards

10.1.	General. The Administrator may grant Dividend Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions as are consistent with the Plan.

10.2.	Dividend Equivalents. The Administrator may provide that any Award, other than an Option or Stock Appreciation Right, may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted. The payment of Dividend Equivalents shall be specified in the applicable Award Agreement and shall in all cases be subject to Applicable Law.

10.3.	Other Stock or Cash Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards including any dividend and/or voting rights. The Administrator may grant Cash Awards in such amounts and subject to such performance or other vesting criteria and terms and conditions as the Administrator may determine. Cash Awards shall be evidenced in such form as the Administrator may determine.

11.	Adjustments; Change in Control

11.1.	Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust (i) the number and class of Shares which may be delivered under the Plan (or number and kind of other securities or other property); (ii) the number, class and price (including the exercise or strike price of Options and SARs) of Shares subject to outstanding Awards, (iii) any applicable performance criteria, performance period, and other terms and conditions of outstanding Performance Awards, and (iv) the numerical limits in Section 5. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

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11.2.	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise an Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not be vested or otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse one hundred percent (100%), and that any Award vesting shall accelerate one hundred percent (100%), provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested and, if applicable, exercised, an Award will terminate immediately prior to the consummation of such proposed action.

11.3.	Change in Control. In the event of a Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the acquiring or successor corporation or a parent of the acquiring or successor corporation. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute an Award, (A) the Participant shall fully vest in and have the right to exercise the Award as to all of the Shares, including those as to which it would not otherwise be vested or exercisable; (B) all applicable restrictions will lapse; and (C) all performance objectives and other vesting criteria will be deemed achieved at targeted levels. If an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this Section 11.3, the Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common shares of the acquiring or successor corporation or its parent, the Administrator may, with the consent of the acquiring or successor corporation, provide for the consideration to be received, for each Share subject to the Award, to be solely common shares of the acquiring or successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned, or is paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or the acquiring or successor corporation modifies any of such performance goals without the Participant’s consent; provided, however, that a modification to such performance goals only to reflect the acquiring or successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption. Payments under this Section 11.3 may be delayed to the same extent that payment of consideration to the holders of Shares in connection with the Change in Control is delayed as a result of escrows, earnouts, holdbacks, or any other contingencies.

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12.	Provisions Applicable to Awards

12.1.	Conditions Upon Issuance of Shares. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Law and will be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or desirable.

12.2.	Transferability. No Award may be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution. Each Participant may file with the Administrator a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Administrator. The last such designation filed with the Administrator shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Administrator prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

12.3.	Documentation. All Awards made under the Plan shall be made pursuant to an Award Agreement. The Administrator may, in its sole discretion, determine the terms and conditions set forth in each Award Agreement, provided that all such terms and conditions are consistent with the Plan.

12.4.	Discretion. All Awards made pursuant to the Plan may be made alone or in addition to or in conjunction with any other Award. The terms of each Award are not required to be identical, and the Administrator does not have to treat Participants or Awards uniformly.

12.5.	Withholding. A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Shares, other securities or other property) of any required withholding taxes, including any Tax Obligations, in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Administrator or the Company to satisfy all obligations for the payment of such withholding and taxes. In addition, the Administrator, in its discretion, may make arrangements mutually agreeable with a Participant who is not an employee of the Company or an Affiliate to facilitate the payment of applicable income and self-employment taxes. Without limitation, the Administrator may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Shares (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability, (B) having the Company withhold from the number of Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability, (C) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a Participant, (D) accepting a payment from the Participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company, or (E) if there is a public market for Shares at the time the withholding obligation for Tax Obligations is to be satisfied, selling Shares issued pursuant to the Award creating the withholding obligation. The amount withheld pursuant to any of the foregoing payment forms shall be determined by the Company and may be up to (but not in excess of) the aggregate amount of such obligations based on the maximum statutory withholding rates in the Participant’s jurisdiction for all Tax Obligations that are applicable to such taxable income.

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12.6.	Award Modification; Repricing. The Administrator may at any time, and from time to time, amend the terms of any one or more Awards without the consent of any Participant; provided, however, that the Administrator may not make any amendment which would otherwise constitute an impairment of the material rights under any Award unless the Participant consents to such impairment in writing. Notwithstanding anything to the contrary in Section 4 and except for an adjustment pursuant to Section 11 or a repricing approved by shareholders, in no case may the Administrator (i) amend an outstanding Option or Stock Appreciation Right to reduce the exercise price of the Award, (ii) cancel, exchange, or surrender an outstanding Option or Stock Appreciation Right in exchange for cash or other awards for the purpose of repricing the Award, or (iii) cancel, exchange, or surrender an outstanding Option or Stock Appreciation Right in exchange for an Option or Stock Appreciation Right with an exercise price that is less than the exercise price of the original Award.

12.7.	Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable, in each case, subject to Applicable Law.

12.8.	Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional Shares or whether any fractional Shares should be rounded, forfeited, or otherwise eliminated.

13.	Section 409A

13.1.	General. The Plan is intended to comply with Section 409A to the extent subject thereto, and shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” (as defined in Section 409A) shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or any Award, adopt policies and procedures, make corrective filings, or take any other actions (including amendments and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including exempting the Plan and Awards from Section 409A or complying with 409A.

13.2.	Payments to Specified Employees. Notwithstanding anything in the Plan or an Award Agreement to the contrary, any payment or settlement made pursuant to an Award to a “specified employee” (as defined by Section 409A and as determined by the Administrator) due to such Participant’s “separation from service” (as defined by Section 409A) will, to the extent necessary to avoid adverse tax consequences to the Participant, be delayed for the six-month period immediately following such “separation from service (or, if earlier, on the “specified employee’s” death) and will instead be paid on the day immediately following such six-month period or as soon as practicable thereafter. Any delayed payment under this Section 13.2 shall not accrue interest during the delay. All payments of “nonqualified deferred compensation” (as defined by Section 409A) that are scheduled to be paid more than six months following a “specified employee’s” termination, shall be made on their regular schedule.

13.3.	Change in Control. If any Award is or becomes subject to Code Section 409A and if payment of such Award would be accelerated or otherwise triggered under a Change in Control, then the definition of Change in Control shall be deemed modified, only to the extent necessary to avoid the imposition of an excise tax under Code Section 409A, to mean a “change in control event” as such term is defined for purposes of Code Section 409A.

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14.	Amendment of the Plan

The Board may at any time amend, alter, suspend, or terminate the Plan. The Company may obtain shareholder approval of any Plan amendment to the extent necessary or, as determined by the Administrator in its sole discretion, desirable to comply with Applicable Law, including any amendment that (i) increases the number of Shares available for issuance under the Plan or (ii) changes the persons or class of persons eligible to receive Awards. No amendment, alteration, suspension, or termination of the Plan will materially impair the rights of any Participant with respect to outstanding Awards, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

15.	Foreign Participants

The Administrator may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax, or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Administrator determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

16.	Clawbacks

Notwithstanding any other provisions in the Plan, the Administrator may cancel any Award, require reimbursement of any Award, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with Company policies, including the Company’s Clawback Policies. A Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policies. By accepting an Award, the Participant agrees to be bound by the Clawback Policies and to adhere to the Clawback Policies to the extent required by Applicable Law.

17.	No Right to Continued Service

Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) a Participant’s employment with or without notice and with or without Cause, or (ii) a Participant’s service as a Consultant or Director.

18.	No Rights as a Shareholder

Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions of other rights for which the record date is prior to the date such Share certificates are issued, except as provided in Section 11.

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19.	Miscellaneous

19.1.	Limitations on Liability. Neither the Company, nor its Parent, nor any Subsidiary, nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under the tax, securities, or other applicable laws and regulations.

19.2.	Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

19.3.	Severability. Notwithstanding any contrary provision of the Plan or an Award Agreement, if any one or more of the provisions (or any part thereof) of this Plan or an Award Agreement shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

19.4.	Governing Documents. The Plan and each Award Agreement evidencing an Award are intended to be read together, and together, set forth the complete terms and conditions of each Award. To the extent of any contradiction between the Plan and any Award Agreement or other written agreement between a Participant and the Company, the Plan will govern unless the Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.

19.5.	Governing Law. The Plan will be governed by and construed in accordance with the internal laws of the State of Nevada, without reference to any choice of law principles.

19.6.	Titles and Headings. The titles and headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

19.7.	Intended to Comply with Applicable Law. The Plan and all Awards granted hereunder are intended to fully comply with Applicable Law. All administrative actions, determinations, and exercises of discretion by the Administrator shall comply with Applicable Law.

20.	Shareholder Approval

The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Law. All Awards hereunder are contingent on approval of the Plan by the Company’s shareholders. Notwithstanding any other provision of this Plan, if the Plan is not approved by the Company’s shareholders within twelve (12) months after the date the Plan is adopted, the Plan and any Awards hereunder shall be automatically terminated.

21.	Effective Date

The Plan shall be effective as of February 28, 2025, the date on which the Plan was adopted by the Board (the “Effective Date”).

Unless terminated earlier under Section 14, this Plan shall terminate on February 27, 2035, ten (10) years after the Effective Date.

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NANO NUCLEAR ENERGY, INC. 2025 equity INCENTIVE PLAN
FORM OF STOCK OPTION GRANT AGREEMENT

I.	NOTICE OF OPTION GRANT

Grantee Name: _____________________________________

Address: __________________________________________

Nano Nuclear Energy, Inc., a Nevada corporation (the “Company”) hereby grants the undersigned Grantee (the “Grantee”) a stock option (the “Option”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), subject to the terms and conditions of the Nano Nuclear Energy, Inc. 2025 Equity Incentive Plan (the “Plan”) and this Stock Option Grant Agreement (the “Grant Agreement”), as follows:

Grant Date:	_____________________________

Vesting Commencement Date:	_____________________________

Exercise Price per Share:	$____________________________

Total Number of Shares Granted:	_____________________________

Total Exercise Price:	US$__________________________

Type of Option:	☐ Incentive Stock Option
☐ Nonqualified Stock Option

Term/Expiration Date:	_____________________________

Vesting Schedule:	_____________________________

Exercise Period: To the extent vested, this Option shall be exercisable for three (3) months after the Grantee ceases to be a Service Provider, except this period shall be twelve (12) months if the Grantee ceases to be a Service Provider on account of Disability and this Option shall remain exercisable until the Option’s Term/Expiration Date if the Grantee ceases to be a Service Provider on account of the Grantee’s death. If the Grantee ceases to be a Service Provider, at any time before all of the Option has vested, the Grantee’s unvested portion of the Option shall be automatically forfeited upon such cessation, and the Company shall not have any further obligations to the Grantee with respect to the Option or portion thereof that has been so forfeited under this Grant Agreement. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above, and if a Grantee’s status as a Service Provider is terminated for Cause, the Grantee’s Option (whether vested or unvested) shall terminate as of the date of the misconduct.

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II.	GRANT AGREEMENT

1. Grant of Option.

(a) Pursuant to the terms of the Plan, the Company hereby grants to the Grantee named in the Notice of Option Grant in Part I of this Grant Agreement, an Option to purchase the number of Shares set forth in the Notice of Option Grant, at the exercise price per Share set forth in the Notice of Option Grant (the “Exercise Price”). In the event of a conflict between the terms and conditions of the Plan and this Grant Agreement, the terms and conditions of the Plan shall prevail. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

(b) If designated in the Notice of Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an “incentive stock option” as defined in Code Section 422. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonqualified Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as an NSO. In no event shall the Company or any affiliate or any of their respective employees or directors have any liability to the Grantee (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Stock Option. This Option shall be exercisable during its term as follows:

(a) Right to Exercise. This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Option Grant, but the Option may not be exercised for a fraction of a Share.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option (to the extent then vested), the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable withholding taxes. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable withholding taxes.

(c) Compliance. No Shares shall be issued pursuant to the exercise of the Option unless such issuance and such exercise comply with Applicable Law. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Grantee on the date on which the Option is exercised with respect to such Shares. The Shares shall be unregistered unless the Company voluntarily files a registration statement covering such Shares with the U.S. Securities and Exchange Commission.

3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Grantee:

(a)	cash;

(b)	delivery of Shares that the Grantee has owned for at least six months (valued at Fair Market Value on the date of exercise);

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(c)	by a broker-assisted cashless exercise in accordance with procedures approved by the Administrator, whereby payment of the Exercise Price may be satisfied, in whole or in part, with Shares subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price;

(d)	for a NSO only and only if approved by the Administrator, as determined in its sole discretion, by delivery of a notice of “net exercise” to the Company, pursuant to which the Grantee shall receive the number of Shares underlying the Option so exercised reduced by the number of Shares equal to the aggregate Exercise Price of the Option divided by the Fair Market Value on the date of exercise;

(e)	if approved by the Administrator, such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or

(f)	any combination of the foregoing methods of payment.

4. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of Applicable Law.

5. Nontransferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The terms of this Grant Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of the Grantee.

6. Term of Option. This Option may be exercised only within the term set out in the Notice of Option Grant and may be exercised during such term only in accordance with the terms of this Grant Agreement and the Plan.

7. Tax Obligations.

(a) Applicable Withholding Taxes. The Grantee agrees to make appropriate arrangements with the Company (or the affiliate employing or retaining the Grantee) for the satisfaction of all applicable withholding taxes applicable to the Option exercise. The Grantee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such applicable withholding taxes are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to the Grantee herein is an ISO, and if the Grantee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Grant Date, or (ii) the date one (1) year after the date of exercise, the Grantee shall immediately notify the Company in writing of such disposition.

(c) Section 409A. The Option is intended to be exempt from Section 409A, and it shall be administered and interpreted in a manner that is consistent with such intent.

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8. Entire Agreement; Governing Law. This Grant Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified in a manner materially adverse to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. This Grant Agreement will be governed by and construed in accordance with the internal laws of the State of Nevada, without reference to any choice of law principles.

9. Notices. Any notice to be given under this Grant Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address. Any notice to be given under the terms of this Grant Agreement to the Grantee must be in writing and addressed to the Grantee at the Grantee’s last known mailing address or email address in the Company’s personnel files. By a notice given pursuant to this Section 9, either party may designate a different address for notices to be given to the party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office, or when delivered by a nationally recognized express shipping company.

10. Compensation Recovery.

(a) The Grantee agrees that this Option and any Shares or other benefits or proceeds therefrom that the Grantee may receive hereunder shall be subject to forfeiture and/or repayment to the Company pursuant to any recovery, recoupment, “clawback” or similar policy of the Company, as may be amended from time to time, and with the provisions of any such Company policy deemed incorporated into this Grant Agreement without the Grantee’s additional or separate consent.

(b) At any time during the three years following the date(s) on which this Option vests, the Company reserves the right to and, in the appropriate cases, will seek restitution of all or part of any Shares that have been issued pursuant to this Grant Agreement if the Grantee engaged in intentional misconduct that caused or partially caused the need for such a restatement, or the Grantee has been determined to have committed a material violation of law or Company policy or to have failed to properly manage or monitor the conduct of a Service Provider who has committed a material violation of law or Company policy whereby, in either case, such misconduct causes significant harm to the Company.

(c) In the event the number of Shares issued pursuant to this Option is determined to have been based on materially inaccurate financial statements or other Company performance measures or on calculation errors (without any misconduct on the part of the Grantee) at any time during the three years following the date(s) on which this Option vests, the Company reserves the right to and, in appropriate cases, will seek restitution of the Shares received pursuant to this Grant to the extent that the number of Shares received exceeded the number of Shares that would have been exercised and issued had the inaccuracy or error not occurred.

(d) For purposes of the foregoing, the Grantee expressly and explicitly authorizes the Company to issue instructions on the Grantee’s behalf, to any brokerage firm and/or third-party administrator engaged by the Company to hold any Shares and other amounts acquired pursuant to this Option to re-convey, transfer or otherwise return such Shares to the Company upon the Company’s enforcement of its rights under this Section 10. By accepting this Grant, the Grantee agrees and acknowledges the Grantee is obligated to cooperate with and provide any and all assistance requested by the Company in its efforts to recover or recoup Shares or the proceeds received therefrom pursuant to this Grant, which may include, but shall not be limited to, executing, completing and submitting any documentation necessary to facilitate the Company’s efforts to recover or recoup Shares or the proceeds received therefrom pursuant to this Grant. Additionally, by accepting this Grant, the Grantee acknowledges and agrees that no recovery or recoupment action pursuant to this Section 10, any Company clawback policy or otherwise will constitute an event that triggers or contributes to any right of the Grantee to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

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(e) This Section 10 is not intended to limit the Company’s power to take such action as it deems necessary to remedy any misconduct, prevent its reoccurrence and, if appropriate, based on all relevant facts and circumstances, punish the wrongdoer in a manner it deems appropriate.

11. Data Privacy Consent. In order to administer the Plan and this Grant Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Grant Agreement (the “Relevant Information”). By entering into this Grant Agreement, the Grantee (i) authorizes each Relevant Company to collect, process, register and transfer to each other Relevant Company all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction which a Relevant Company considers appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with Applicable Law.

12. Counterparts. This Grant Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Grant Agreement may be by actual or facsimile signature.

13. No Guarantee of Continued Service. THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE AFFILIATE EMPLOYING OR RETAINING GRANTEE) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION, OR ACQUIRING SHARES HEREUNDER. THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS GRANT AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER, AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING OR RETAINING GRANTEE) TO TERMINATE GRANTEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

The Grantee represents that the Grantee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Grantee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Agreement, and fully understands all provisions of the Option. The Grantee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions arising under this Option or this Grant Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated below.

Signature Page Follows

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GRANTEE	NANO NUCLEAR ENERGY, INC.

Signature	By

Print Name	Print Name

Print Title

Residence Address

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EXHIBIT A

EXERCISE NOTICE

Nano Nuclear Energy, Inc.

10 Times Square, 30th Floor

New York, NY 10018

Attention: Secretary

1. Exercise of Option. Effective as of today, ________________, ____, the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s stock option (the “Option”) to purchase ________________ Shares of common stock (the “Shares”) of Nano Nuclear Energy, Inc. (the “Company”) under and pursuant to the Nano Nuclear Energy, Inc. 2025 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Agreement, dated ______________, _____, by and between the Company and the Grantee (the “Grant Agreement”).

2. Delivery of Payment. The Grantee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Grant Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Grantee as soon as practicable after the Option is exercised in accordance with the Grant Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.

4. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

5. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

6. Governing Law; Severability. This Exercise Notice will be governed by and construed in accordance with the internal laws of the State of Nevada, without reference to any choice of law principles. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

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7. Entire Agreement. The Grant Agreement and Plan are incorporated herein by reference. This Exercise Notice and the Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof.

Submitted by:	Accepted by:

GRANTEE	NANO NUCLEAR ENERGY, INC.

Signature	By

Print Name	Print Name

Print Title

Address:

Date Received

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NANO NUCLEAR ENERGY, INC. 2025 Equity Incentive Plan

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT

I.	NOTICE OF RESTRICTED STOCK UNIT AWARD

Participant Name: __________________________________

Address: _________________________________________

Nano Nuclear Energy, Inc., a Nevada corporation (the “Company”) hereby grants the undersigned Participant (the “Participant”) Restricted Stock Units (“RSUs”) covering shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), subject to the terms and conditions of the Nano Nuclear Energy, Inc. 2025 Equity Incentive Plan (the “Plan”) and this Award Agreement (the “Award Agreement”), as follows:

Grant Date:	________________________________

Total Number of RSUs Granted:	________________________________

Vesting Commencement Date:	________________________________

Vesting Schedule:	________________________________

II.	AGREEMENT

1. Grant of RSUs.

(a) The Company hereby grants to the Participant named in the Notice of Restricted Stock Unit Award (the “Award”) in Part I of this Agreement the RSUs set forth in the Notice of Restricted Stock Unit Award as of the Grant Date set forth above. Each RSU represents the right to receive one Share, subject to the terms and conditions set forth in this Award Agreement and the Plan. The Participant will have no right to the distribution of any Shares until the time (if ever) the RSUs have vested.

(b) The RSUs are subject to the terms and conditions set forth in this Award Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Award Agreement, the terms of the Plan will control. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

(c) The RSUs will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

2. Vesting. The RSUs will vest according to the Vesting Schedule above, except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated. Once vested, RSUs become “Vested Units” and shall be settled as provided in Section 3 below. When a Participant ceases to be a Service Provider, at any time before the RSUs have vested, the Participant’s unvested RSUs shall be automatically forfeited upon such cessation, and the Company shall not have any further obligations to the Participant with respect to such RSUs that have been so forfeited under this Award Agreement.

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3. Settlement of Vested Units.

(a) As soon as practicable and generally within sixty (60) days following the vesting date (and in any event no later than March 15 of the calendar year following the calendar year in which such vesting occurs if settlement of the RSUs cannot be settled within said sixty- (60) day period for reasons outside the reasonable control of the Company), the Company shall, (i) issue and deliver to the Participant the number of Shares equal to the number of Vested Units; and (ii) enter the Participant’s name on the books of the Company as the shareholder of record with respect to the Shares delivered to the Participant.

(b) Notwithstanding the foregoing, the Company may delay any payment under this Award Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.

4. Rights as Shareholder; Dividend Equivalents.

(a) The Participant shall not have any rights of a shareholder with respect to the Shares underlying the RSUs unless and until the RSUs vest and are settled by the issuance of such Shares.

(b) Upon and following the settlement of the RSUs, the Participant shall be the record owner of the Shares underlying the RSUs unless and until such Shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company (including voting rights).

(c) The Participant shall not be entitled to any dividend equivalents with respect to the RSUs to reflect any dividends payable on Shares.

5. Restrictions. Until such time as the RSUs are settled in accordance with Section 3 above, the RSUs or the rights relating thereto may not be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by the Participant, unless determined otherwise by the Administrator. Any attempt to assign, alienate, pledge, attach, sell, or otherwise transfer or encumber the RSUs or the rights relating thereto in violation of this Award Agreement or the Plan shall be wholly ineffective.

6. Adjustments. The Participant acknowledges that the RSUs and the Shares subject to the RSUs are subject to adjustment, modification, and termination in certain events as provided in this Award Agreement and the Plan.

7. Compliance. No Shares shall be issued pursuant to the settlement of Vested Units unless such issuance complies with Applicable Law. The Participant acknowledges that the Plan and this Award Agreement are intended to conform to the extent necessary with Applicable Law and, to the extent Applicable Law permits, will be deemed amended as necessary to conform to Applicable Law.

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8. Participant’s Representations. The Participant represents to the Company that the Participant has reviewed with the Participant’s own tax advisors the tax consequences of receiving this Award Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant further agrees and represents that no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs or recoupment of any Shares acquired under the Plan or proceeds therefrom resulting from (i) the application of a clawback policy described in Section 10 hereof or required by Applicable Laws, or (ii) the Participant ceasing to be a Service Provider.

9. Tax Obligations.

(a) The Participant acknowledges and agrees that the Participant is ultimately liable for all federal, state, local, and non-U.S. income taxes, social insurance, payroll tax, fringe benefits tax, and payments on account or other tax-related items related to the Participant’s participation in the Plan (collectively, “Tax Items”). The Participant acknowledges that the Company (i) makes no representations or undertakings regarding the treatment of any Tax Item in connection with any aspect of the Award, and (ii) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant’s liability for Tax Items or achieve a particular result. Furthermore, if the Participant becomes subject to Tax Items in more than one jurisdiction, the Participant acknowledges that the Company may be required to withhold or account for Tax Items in more than one jurisdiction. The Participant acknowledges and agrees that the Company may refuse to deliver the Shares if withholding amounts for Tax Items are not satisfied.

(b) Prior to the applicable taxable or tax withholding event, as applicable, the Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy all Tax Items.

(i) If the RSUs are paid to the Participant in Shares and the Participant is not subject to the short-swing profit rules of Section 16(b) of the Exchange Act, the Participant authorizes the Company or its agents, at their discretion, to (A) withhold from the Participant’s wages or other cash compensation paid to the Participant by the Company, (B) arrange for the sale of Shares to be issued upon the settlement of the Award (on the Participant’s behalf and at the Participant’s direction pursuant to this authorization or such other authorization the Participant may be required to provide to the Company or its designated broker in order for such sale to be effectuated) and withhold from the proceeds of such sale, (C) withhold in Shares otherwise issuable to the Participant pursuant to this Award, and/or (D) apply any other method of withholding determined by the Company and, to the extent required by Applicable Law or the Plan, approved by the Administrator.

(ii) If the RSUs are paid to the Participant and the Participant is subject to the short-swing profit rules of Section 16(b) of the Exchange Act, the Participant may satisfy the liabilities with respect to the Tax Items by one of the following, as determined by the Participant or the Administrator: (A) cash or check, (B) in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the Tax Item liability, valued at their fair market value on the date of delivery, or (C) in whole or in part by the Company withholding Shares otherwise vesting or issuable under this Award.

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(c) Depending on the withholding method, the Company may withhold or account for Tax Items by considering applicable statutory or other withholding rates, including minimum or maximum rates in the jurisdiction(s) applicable to the Participant. If liability for Tax Items is satisfied by withholding Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares to which the Participant is entitled pursuant to this Award, notwithstanding that a number of Shares are withheld to satisfy Tax Item liabilities.

(d) Section 409A. This Restricted Stock Unit Award is intended to be exempt from Section 409A, and it shall be administered and interpreted in a manner that is consistent with such intent.

10. Compensation Recovery.

(a) The Participant agrees that this Award and any Shares or other benefits or proceeds therefrom that the Participant may receive hereunder shall be subject to forfeiture and/or repayment to the Company pursuant to any recovery, recoupment, “clawback” or similar policy of the Company, as may be amended from time to time, and with the provisions of any such Company policy deemed incorporated into this Award Agreement without the Participant’s additional or separate consent.

(b) At any time during the three years following the date on which Shares subject to this Award vest, the Company reserves the right to and, in the appropriate cases, will seek restitution of all or part of any Shares that have been issued or cash that has been paid pursuant to this Award Agreement if: (A) (i) the number of Shares or the amount of cash payment was calculated based, directly or indirectly, upon the achievement of financial results that were subsequently the subject of a restatement of all or a portion of the Company’s financial statements, (ii) the Participant engaged in intentional misconduct that caused or partially caused the need for such a restatement, and (iii) the number of Shares or the amount of cash payment that would have been issued or paid to the Participant had the financial results been properly reported would have been lower than the number of Shares actually issued or the amount of cash actually paid, or (B) the Participant has been determined to have committed a material violation of law or Company policy or to have failed to properly manage or monitor the conduct of a Service Provider who has committed a material violation of law or Company policy whereby, in either case, such misconduct causes significant harm to the Company.

(c) In the event the number of Shares issued or cash paid pursuant to this Award is determined to have been based on materially inaccurate financial statements or other Company performance measures or on calculation errors (without any misconduct on the part of the Participant), the Company reserves the right to and, in appropriate cases, will (i) seek restitution of the Shares or cash paid pursuant to this Award to the extent that the number of Shares issued or the amount paid exceeded the number of Shares that would have been issued or the amount that would have been paid had the inaccuracy or error not occurred, or (ii) issue additional Shares or make additional payment to the extent that the number of Shares issued or the amount paid was less than the correct amount.

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(d) For purposes of the foregoing, the Participant expressly and explicitly authorizes the Company to issue instructions on the Participant’s behalf, to any brokerage firm and/or third-party administrator engaged by the Company to hold any Shares and other amounts acquired pursuant to this Award to re-convey, transfer or otherwise return such Shares and/or other amounts to the Company upon the Company’s enforcement of its rights under this Section 10. By accepting this Award, the Participant agrees and acknowledges the Participant is obligated to cooperate with and provide any and all assistance requested by the Company in its efforts to recover or recoup Shares or the proceeds received therefrom pursuant to this Award, which may include, but shall not be limited to, executing, completing and submitting any documentation necessary to facilitate the Company’s efforts to recover or recoup Shares or the proceeds received therefrom pursuant to this Award. Additionally, by accepting this Award, the Participant acknowledges and agrees that no recovery or recoupment action pursuant to this Section 10, any Company clawback policy or otherwise will constitute an event that triggers or contributes to any right of the Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

(e) This Section 10 is not intended to limit the Company’s power to take such action as it deems necessary to remedy any misconduct, prevent its reoccurrence and, if appropriate, based on all relevant facts and circumstances, punish the wrongdoer in a manner it deems appropriate.

11. Data Privacy Consent. In order to administer the Plan and this Award Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Award Agreement (the “Relevant Information”). By entering into this Award Agreement, the Participant (i) authorizes each Relevant Company to collect, process, register and transfer to each other Relevant Company all Relevant Information; (ii) waives any privacy rights the Participant may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction which a Relevant Company considers appropriate. The Participant shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with Applicable Law.

12. Notices. Any notice to be given under this Award Agreement to the Company must be in writing and addressed to the Company in care of the Company’s General Counsel at the Company’s principal office or the General Counsel’s then-current email address. Any notice to be given under the terms of this Award Agreement to the Participant must be in writing and addressed to the Participant at the Participant’s last known mailing address or email address in the Company’s personnel files. By a notice given pursuant to this Section 12, either party may designate a different address for notices to be given to the party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office, or when delivered by a nationally recognized express shipping company.

13. Entire Agreement; Governing Law. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. This Award Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Award Agreement shall materially and adversely affect the Participant’s interest without the prior written consent of the Participant. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Nevada.

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14. Award Agreement Severable. In the event that any provision of this Award Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of this Award Agreement.

15. Counterparts. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Award Agreement may be by actual or facsimile signature.

16. Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. The Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs, as and when settled pursuant to the terms of this Agreement.

17. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RSUS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AND NOT THROUGH THE ACT OF BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER, AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that Participant is familiar with the terms and provisions thereof, and hereby accepts this Restricted Stock Unit Award, subject to all of the terms and provisions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement, and fully understands all provisions of the Award. Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Award, or this Award Agreement. The Participant further agrees to notify the Company upon any change in the residence address indicated below.

Signature Page Follows

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PARTICIPANT	Nano nuclear energy, Inc.

Signature	By

Print Name	Print Name

Print Title

Residence Address

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Annex B

Vstock Transfer, LLC
18 Lafayette Place
Woodmere, New York 11598

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

ONLINE VOTING

To vote your proxy electronically, please go to www.vstocktransfer.com/proxy and select "Proxy Voter Login" You must reference your 12-digit control number listed below.

CONTROL #

Have this notice available when you request a paper or electronic copy of the proxy materials:
By telephone please call (toll free) 1-855-987-8625
or by email at: vote@vstocktransfer.com
Please include the company name and your account number in the subject line.

Nano Nuclear Energy Inc.
Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders to be held on April 23, 2025.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before April 9, 2025 to facilitate a timely delivery.

ACCESSING YOUR PROXY MATERIALS ONLINE

The following Proxy Materials are available to you to review at: https://ts.vstocktransfer.com/irhlogin/NANONUCLEAR

- Notice of the Vritual Annual Meeting of Stockholders;
- Proxy Statement for the Virtual Annual Meeting of Stockholders (including all attachments thereto);
- Annual Report on Form 10-K for the Fiscal Year Ended September 30, 2024 and;
- The Proxy Card, and any amendments to the foregoing materials that are required to be furnished to stockholders.

PROXY STATEMENT OVERVIEW

The Virtual Annual Meeting of Stockholders of Nano Nuclear Energy Inc. (the "Company"), will be held at 10:00 a.m., Eastern Time, on April 23, 2025. The meeting will be held virtually via Zoom. Stockholders who wish to attend the Annual Meeting virtually via Zoom must register in advance at the following URL: https://meeting.vstocktransfer.com/NANOAPR25

Proposals to be voted at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote "FOR" the election of each of the director nominees and "FOR" Proposals 2 and 3.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the Proxy Materials to receive a proxy card.

* SPECIMEN * AC:ACCT9999 90.00

B-1

VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until April 22, 2025 at 11:59 p.m. (Eastern Time).

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

ATTEND THE VIRTUAL MEETING
If you would like to attend the Virtual Annual Meeting to be held virtually on April 23, 2025 at 10:00 a.m., Eastern Time, please register at:
https://meeting.vstocktransfer.com/NANOAPR25

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Virtual Annual Meeting of Stockholders Proxy Card - Nano Nuclear Energy Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3.

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01. James Walker 02. Jay Jiang Yu 03. Dr. Tsun Yee Law

04. Diane Hare 05. Dr. Kenny Yu

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date ____________________

Signature ________________________________

Signature, if held jointly ________________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

*** SPECIMEN *** AC:ACCT9999 90.00

Important Notice Regarding the Availability of Proxy Materials:

Materials for this Meeting are available at:

https://ts.vstocktransfer.com/irhlogin/NANONUCLEAR

To Register for the Virtual Meeting, Please Visit:

https://meeting.vstocktransfer.com/NANOAPR25

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

This proxy is solicited on behalf of the Board of Directors of NANO NUCLEAR ENERGY INC.

The undersigned stockholder(s) of NANO NUCLEAR ENERGY INC. hereby appoints Jay Jiang Yu and James Walker, as proxies with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NANO NUCLEAR ENERGY INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held virtually at https://meeting.vstocktransfer.com/NANOAPR25 at 10:00 a.m. Eastern Time on April 23, 2025, and any continuation, adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by Nano Nuclear Energy Inc. materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings.

Email Address: ____ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE.